                              [Morgan Stanley Logo]
                           ---------------------------
                                       HQ9
                           ---------------------------

                                 $2,385,671,000
                                  (APPROXIMATE)

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                        LASALLE BANK NATIONAL ASSOCIATION
                      PRINCIPAL COMMERCIAL FUNDING II, LLC
                            AS MORTGAGE LOAN SELLERS

                          ----------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

                          ----------------------------
                                  JULY 26, 2006

MORGAN STANLEY                                                 LASALLE FINANCIAL
                                                                  SERVICES, INC.

SOLE BOOKRUNNER AND CO-LEAD MANAGER                              CO-LEAD MANAGER

RBS GREENWICH CAPITAL                                        MERRILL LYNCH & CO.

CO-MANAGER                                                            CO-MANAGER

--------------------------------------------------------------------------------
                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.
Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.
--------------------------------------------------------------------------------

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

TRANSACTION FEATURES

>     Seller:

      --------------------------------------------------------------------------------------------
                                                                                    % BY AGGREGATE
                                                   NO. OF       AGGREGATE CUT-OFF    CUT-OFF DATE
      LOAN SELLER                              MORTGAGE LOANS   DATE BALANCE ($)       BALANCE
      --------------------------------------------------------------------------------------------

      Morgan Stanley Mortgage Capital Inc.          123           1,471,351,415          57.4
      LaSalle Bank National Association              71             805,810,091          31.4
      Principal Commercial Funding II, LLC           16             145,826,388           5.7
      Morgan Stanley Mortgage Capital Inc. &          1             142,250,000           5.5
      Principal Commercial Funding II, LLC
      --------------------------------------------------------------------------------------------
       TOTAL:                                       211          $2,565,237,893         100.0%
      --------------------------------------------------------------------------------------------

>     Loan Pool:

      o     Average Cut-off Date Balance: $12,157,526

      o     Largest Mortgage Loan by Cut-off Date Balance: $250,000,000

      o     Five largest and ten largest loans: 36.7% and 48.3% of pool, respectively

>     Property Types:

                   Office                          43.2%
                   Retail                          34.8%
                   Hospitality                      8.3%
                   Multifamily                      6.0%
                   Industrial                       4.3%
                   Mixed Use                        1.4%
                   Self Storage                     1.2%
                   Manufactured Housing             0.6%
                   Other                            0.1%

>     Credit Statistics:

      o     Weighted average debt service coverage ratio of 1.54x

      o     Weighted average post IO debt service coverage ratio of 1.48x

      o     Weighted average current loan-to-value ratio of 64.3%; weighted average balloon loan-to-value ratio of 58.1%

>     Call Protection:

      o     178 loans (86.9% of the pool) have a lockout period ranging from 24 to 37 payments from origination, then defeasance provisions

      o     5 loans (8.5% of the pool) have a lockout period ranging from 24 to
            29 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permit defeasance at least two years following securitization

      o     26 loans (4.3% of the pool) have a lockout period ranging from 12 to
            59 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%

      o     2 loans (0.3% of the pool) permits a prepayment with the greater of yield maintenance and a prepayment premium of 1.0%

>     Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying
      Agent in addition to detailed payment and delinquency information.
      Information provided by the Paying Agent is expected to be available at
      www.etrustee.net. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the
      Paying Agent's website at www.etrustee.net.

>     Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG. Bloomberg Ticker: MSC
      2006-HQ9 < MTGE > < GO >

>     Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                       T-2

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

    OFFERED CERTIFICATES

----------------------------------------------------------------------------------------------------------------------------------
             APPROXIMATE                                                                                APPROXIMATE    CERTIFICATE
               INITIAL       APPROXIMATE                                               EXPECTED FINAL     INITIAL       PRINCIPAL
             CERTIFICATE       CREDIT        RATINGS      AVERAGE      (PRINCIPAL)      DISTRIBUTION    PASS-THROUGH    TO VALUE
CLASS         BALANCE(1)     SUPPORT(2)    (FITCH/S&P)   LIFE(3)(4)   (WINDOW((3)(5)      DATE(3)         RATE(6)       RATIO(7)
----------------------------------------------------------------------------------------------------------------------------------

A-1           $104,300,000     30.000%       AAA/AAA        3.39           1-58          06/12/2011%           44.98%
----------------------------------------------------------------------------------------------------------------------------------
A-1A          $164,666,000     30.000%       AAA/AAA        9.38          1-119          07/12/2016%           44.98%
----------------------------------------------------------------------------------------------------------------------------------
A-2            $92,900,000     30.000%       AAA/AAA        5.29          58-67          03/12/2012%           44.98%
----------------------------------------------------------------------------------------------------------------------------------
A-3           $215,000,000     30.000%       AAA/AAA        6.82          82-82          06/12/2013%           44.98%
----------------------------------------------------------------------------------------------------------------------------------
A-AB           $84,600,000     30.000%       AAA/AAA        7.49          67-109         09/12/2015%           44.98%
----------------------------------------------------------------------------------------------------------------------------------
A-4         $1,134,200,000     30.000%       AAA/AAA        9.72         109-118         06/12/2016%           44.98%
----------------------------------------------------------------------------------------------------------------------------------
A-M           $256,524,000     20.000%       AAA/AAA        9.90         119-119         07/12/2016%           51.41%
----------------------------------------------------------------------------------------------------------------------------------
A-J           $202,012,000     12.125%       AAA/AAA        9.90         119-119         07/12/2016%           56.47%
----------------------------------------------------------------------------------------------------------------------------------
B              $19,240,000     11.375%       AA+/AA+        9.90         119-119         07/12/2016%           56.95%
----------------------------------------------------------------------------------------------------------------------------------
C              $35,272,000     10.000%        AA/AA         9.90         119-119         07/12/2016%           57.83%
----------------------------------------------------------------------------------------------------------------------------------
D              $28,859,000      8.875%       AA-/AA-        9.94         119-120         08/12/2016%           58.56%
----------------------------------------------------------------------------------------------------------------------------------
E              $22,445,000      8.000%        A+/A+         9.99         120-120         08/12/2016%           59.12%
----------------------------------------------------------------------------------------------------------------------------------
F              $25,653,000      7.000%         A/A          9.99         120-120         08/12/2016%           59.76%
----------------------------------------------------------------------------------------------------------------------------------

    PRIVATE CERTIFICATES(8)

----------------------------------------------------------------------------------------------------------------------------------
             APPROXIMATE
               INITIAL
             CERTIFICATE                                                                                APPROXIMATE    CERTIFICATE
              BALANCE OR     APPROXIMATE                                               EXPECTED FINAL     INITIAL       PRINCIPAL
               NOTIONAL        CREDIT        RATINGS      AVERAGE      (PRINCIPAL)      DISTRIBUTION    PASS-THROUGH    TO VALUE
CLASS         AMOUNT(1)        SUPPORT     (FITCH/S&P)   LIFE(3)(4)    WINDOW(3)(5)       DATE(3)         RATE(6)       RATIO(7)
----------------------------------------------------------------------------------------------------------------------------------

X(9)        $2,565,237,893      ----         AAA/AAA        ----           ----             ----             %            ----
----------------------------------------------------------------------------------------------------------------------------------
X-MP(10)       $42,700,000      ----         AAA/AAA        ----           ----             ----             %            ----
----------------------------------------------------------------------------------------------------------------------------------
X-RC(11)        $7,600,000      ----         AAA/AAA        ----           ----             ----             %            ----
----------------------------------------------------------------------------------------------------------------------------------
G              $25,652,000     6.000%         A-/A-         9.99         120-120         08/12/2016%           60.40%
----------------------------------------------------------------------------------------------------------------------------------
H              $28,859,000     4.875%       BBB+/BBB+       9.99         120-120         08/12/2016%           61.13%
----------------------------------------------------------------------------------------------------------------------------------
J              $32,066,000     3.625%        BBB/BBB        9.99         120-120         08/12/2016%           61.93%
----------------------------------------------------------------------------------------------------------------------------------
K              $25,652,000     2.625%       BBB-/BBB-       9.99         120-120         08/12/2016%           62.57%
----------------------------------------------------------------------------------------------------------------------------------
L - S          $67,337,893      ----          ----          ----           ----             ----            ----          ----
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                       T-3

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

Notes:      (1)   As of August 1, 2006. In the case of each such Class, subject to a permitted variance of plus or minus 5%. Mortgage loans may be removed from or added to the mortgage pool prior to the closing within such maximum permitted variance. Any reduction or increase in the number of mortgage loans within these
                  parameters will result in consequential changes to the initial certificate balance of each class of offered certificates and to the other statistical data contained in the prospectus
                  supplement. No changes in the statistical data will be made in the final prospectus supplement unless such changes are
                  material.

            (2)   The percentages indicated under the column "Approximate Credit
                  Support" with respect to the Class A-1, A-1A, A-2, A-3, A-AB and A-4 Certificates represent the approximate credit support for the Class A-1, A-1A, A-2, A-3, A-AB, and A-4 Certificates
                  in the aggregate.

            (3)   Based on the Structuring Assumptions, assuming 0% CPR,
                  described in the prospectus supplement.

            (4)   Average life is expressed in terms of years.

            (5)   Principal window is the period (expressed in terms of months and commencing with the month of September 2006) during which distributions of principal are expected to be made to the
                  holders of each designated Class.

            (6)   The Class A-1, A-1A, A-2, A-3, A-AB, A-4, A-M, A-J, B, C, D,
                  E, F, G, H, J and K Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X
                  Certificates will accrue interest at a variable rate as
                  defined in the prospectus supplement. The Class X-RC
                  Certificates will accrue interest at 0.10% per annum,
                  multiplied by a fraction, expressed as a percentage, the
                  numerator of which is the number of days in the subject
                  accrual period, and the denominator of which is 30. The Class
                  X-MP Certificates will accrue interest at 0.10% per annum, multiplied by a fraction, expressed as a percentage, the
                  numerator of which is the number of days in the subject
                  accrual period, and the denominator of which is 30.

            (7)   Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The
                  Class A-1, A-1A, A-2, A-3, A-AB and A-4 Certificate Principal
                  to Value Ratio is calculated based upon the aggregate of the
                  Class A-1, A-1A, A-2, A-3, A-AB and A-4 Certificate Balances.

            (8)   Not offered pursuant to the prospectus and prospectus
                  supplement. Certificates to be offered privately pursuant to
                  Rule 144A. Information provided herein regarding the
                  characteristics of these certificates is provided only to
                  enhance understanding of the offered certificates. In addition to the classes of Certificates set forth in this table, the trust will also issue the Class DP Certificates (together with the Class R-I Certificates), which represent beneficial
                  ownership of amounts received in respect of the DCT Portfolio
                  C Note and the Class ST Certificates (together with the Class
                  R-I Certificates), which represent beneficial ownership of amounts received in respect of the 633 17th Street B Note. The
                  Class DP Certificates and the Class ST Certificates are not
                  represented in this table and are not offered pursuant to the prospectus supplement.

            (9)   The Class X Notional Amount will at all times be equal to the aggregate of the certificate balances of the classes of
                  principal balance certificates.

            (10)  The Class X-MP Notional Amount will at all times be equal to the principal balance of the Millennium Portfolio IO
                  Component, which had an initial principal balance as of the
                  Cut-off Date of $42,700,000. The Millennium Portfolio IO
                  Component will be deemed to receive payments of principal
                  prior to the Millennium Portfolio Non-IO Component and
                  mortgage loan losses on the Millennium Portfolio Pari Passu
                  Loan will be deemed to be allocated pro rata to the Millennium
                  Portfolio IO Component and the Millennium Portfolio Non-IO
                  Component.

            (11)  The Class X-RC Notional Amount will at all times be equal to the principal balance of the Ritz-Carlton IO Component, which had an initial principal balance as of the Cut-off Date of
                  $7,600,000. The Ritz-Carlton IO Component will be deemed to receive payments of principal prior to the Ritz-Carlton Non-IO
                  Component and mortgage loan losses on the Ritz-Carlton Pari
                  Passu Loan will be deemed to be allocated pro rata to the
                  Ritz-Carlton IO Component and the Ritz-Carlton Non-IO
                  Component.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                       T-4

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

      I. ISSUE CHARACTERISTICS

          ISSUE TYPE:                Public: Classes A-1, A-1A, A-2, A-3, A-AB,
                                     A-4, A-M, A-J, B, C, D, E and F (the
                                     "Offered Certificates")

                                     Private (Rule 144A): Classes X, X-MP, X-RC,
                                     G, H, J, K, L, M, N, O, P, Q, S, DP and ST

          SECURITIES OFFERED:        $2,385,671,000 monthly pay, multi-class,
                                     sequential pay commercial mortgage REMIC
                                     Pass-Through Certificates, including
                                     thirteen principal and interest classes
                                     (A-1, A-1A, A-2, A-3, A-AB, A-4, A-M, A-J,
                                     B, C, D, E and F)

          SELLERS:                   Morgan Stanley Mortgage Capital Inc.,
                                     LaSalle Bank National Association and
                                     Principal Commercial Funding II, LLC

          SOLE BOOKRUNNER AND        Morgan Stanley & Co. Incorporated
          CO-LEAD MANAGER:

          CO-LEAD MANAGER:           LaSalle Financial Services, Inc.

          CO-MANAGERS:               Greenwich Capital Markets, Inc. and Merrill
                                     Lynch, Pierce, Fenner & Smith Incorporated

          MASTER SERVICER:           Wells Fargo Bank, National Association

          SPECIAL SERVICER:          J.E. Robert Company, Inc.

          PRIMARY SERVICER:          Principal Global Investors, LLC with
                                     respect to those mortgage loans sold to the
                                     trust by Principal Commercial Funding II,
                                     LLC (including the G&L Portfolio Mortgage
                                     Loan which was co-originated with Morgan
                                     Stanley Mortgage Capital Inc.)

          TRUSTEE:                   HSBC Bank USA, National Association

          PAYING AGENT:              LaSalle Bank National Association

          CUT-OFF DATE:              August 1, 2006, or with respect to the
                                     Ritz-Carlton Portfolio loan, July 31, 2006.
                                     For purposes of the information contained
                                     in this term sheet, scheduled payments due
                                     in August 2006 with respect to mortgage
                                     loans not having payment dates on the first
                                     day of each month have been deemed received
                                     on August 1, 2006, not the actual day on
                                     which such scheduled payments were due.

          EXPECTED CLOSING DATE:     On or about August 17, 2006

          DETERMINATION DATE:        The 8th day of each month, or, if the 8th
                                     day is not a business day, the next
                                     succeeding business day, commencing in
                                     September 2006.

          DISTRIBUTION DATES:        The 4th business day after the related
                                     determination date of each month,
                                     commencing in September 2006.

          MINIMUM DENOMINATIONS:     $25,000 for the Class A Certificates and
                                     $100,000 for all other Offered
                                     Certificates and in multiples of $1
                                     thereafter.

          SETTLEMENT TERMS:          DTC, Euroclear and Clearstream, same day
                                     funds, with accrued interest.

          LEGAL/REGULATORY STATUS:   The Offered Certificates are expected to
                                     be eligible for exemptive relief under
                                     ERISA. No Class of Certificates is SMMEA
                                     eligible.

          RISK FACTORS:              THE CERTIFICATES INVOLVE CERTAIN RISKS AND
                                     MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE
                                     THE "RISK FACTORS" SECTION OF THE
                                     PROSPECTUS SUPPLEMENT AND THE "RISK
                                     FACTORS" SECTION OF THE PROSPECTUS

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                       T-5

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

      II. STRUCTURE CHARACTERISTICS

      The Class A-1, A-1A, A-2, A-3, A-AB, A-M, A-J, B, C, D, E, F, G, H, J and
      K Certificates will each accrue interest at either (i) a fixed rate, (ii)
      a fixed rate subject to a cap at the weighted average net mortgage rate, or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X
      Certificates will accrue interest at a variable rate. The Class X-RC
      Certificates will accrue interest at a rate of 0.10% per annum multiplied by a fraction, expressed as a percentage, the numerator of which is the number of days in the subject accrual period, and the denominator of which is 30. The Class X-MP Certificates will accrue interest at a rate of 0.10%
      per annum multiplied by a fraction, expressed as a percentage, the numerator of which is the number of days in the subject accrual period, and the denominator of which is 30.

      The notional amount of the Class X Certificates will at all times be equal to the aggregate of the certificate balances of the classes of principal balance certificates. The Class X-MP Notional Amount will at all times be equal to the principal balance of the Millennium Portfolio IO Component, which had an initial principal balance as of the Cut-off Date of
      $42,700,000. The Millennium Portfolio IO Component will be deemed to receive payments of principal prior to the Millennium Portfolio Non-IO
      Component, and mortgage loan losses on the Millennium Portfolio Pari Passu
      Loan will be deemed to be allocated pro rata to the Millennium Portfolio
      IO Component and the Millennium Portfolio Non-IO Component. The Class X-RC
      Notional Amount will at all times be equal to the principal balance of the
      Ritz-Carlton IO Component, which had an initial principal balance as of the Cut-off Date of $7,600,000. The Ritz-Carlton IO Component will be deemed to receive payments of principal prior to the Ritz-Carlton Non-IO
      Component, and mortgage loan losses on the Ritz-Carlton Pari Passu Loan will be deemed to be allocated pro rata to the Ritz-Carlton IO Component and the Ritz-Carlton Non-IO Component.

      Yield Maintenance/Prepayment   On any Distribution Date, Prepayment
      Premium Allocation:            Premiums or Yield Maintenance Charges
                                     collected in respect of each mortgage loan
                                     included in Loan Group 1 during the related
                                     Collection Period will be distributed by
                                     the paying agent on the Classes of
                                     Certificates as follows: to the holders of
                                     each of the Class A-1, Class A-2, Class
                                     A-3, Class A-AB, Class A-4, Class A-M,
                                     Class A-J, Class B, Class C, Class D, Class
                                     E, Class F, Class G, Class H, Class J and
                                     Class K Certificates then entitled to
                                     distributions of principal on such
                                     Distribution Date, an amount equal to the
                                     product of (a) a fraction, the numerator of
                                     which is the amount distributed as
                                     principal to the holders of that Class on
                                     that Distribution Date, and the denominator
                                     of which is the total amount distributed as
                                     principal to the holders of the Class A-1,
                                     Class A-2, Class A-3, Class A-AB, Class
                                     A-4, Class A-M, Class A-J, Class B, Class
                                     C, Class D, Class E, Class F, Class G,
                                     Class H, Class J and Class K Certificates,
                                     (b) the Base Interest Fraction for the
                                     related principal prepayment and that Class
                                     and (c) the amount of the Prepayment
                                     Premium or Yield Maintenance Charge
                                     collected in respect of such principal
                                     prepayment during the related Collection
                                     Period. Any Prepayment Premiums or Yield
                                     Maintenance Charges relating to a mortgage
                                     loan included in Loan Group 1 in the trust
                                     and collected during the related Collection
                                     Period remaining after those distributions
                                     described in this paragraph will be
                                     distributed to the holders of the Class X
                                     Certificates.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                       T-6

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

                                     On any Distribution Date, Prepayment
                                     Premiums or Yield Maintenance Charges
                                     collected in respect of each mortgage loan
                                     included in Loan Group 2 during the related
                                     Collection Period will be distributed by
                                     the paying agent as follows: to the holders
                                     of the Class A-1A Certificates then
                                     entitled to distributions of principal on
                                     such Distribution Date, an amount equal to
                                     the product of (a) a fraction, the
                                     numerator of which is the amount
                                     distributed as principal to the holders of
                                     that Class on that Distribution Date, and
                                     the denominator of which is the total
                                     amount distributed as principal to the
                                     holders of the Class A-1A Certificates, (b)
                                     the Base Interest Fraction for the related
                                     principal prepayment and that Class and (c)
                                     the amount of the Prepayment Premium or
                                     Yield Maintenance Charge collected in
                                     respect of such principal prepayment during
                                     the related Collection Period. Any
                                     Prepayment Premiums or Yield Maintenance
                                     Charges relating to a mortgage loan
                                     included in Loan Group 2 in the trust and
                                     collected during the related Collection
                                     Period remaining after those distributions
                                     described above will be distributed to the
                                     holders of the Class X Certificates.

                                     Notwithstanding the foregoing, Yield
                                     Maintenance Charges collected during any
                                     Collection Period with respect to the
                                     Ritz-Carlton Pari Passu Loan will be
                                     distributed as follows: (a) 15% to the
                                     holders of the Class A-1, Class A-2, Class
                                     A-3, Class A-AB, Class A-4, Class A-M,
                                     Class A-J, Class B, Class C, Class D, Class
                                     E, Class F, Class G, Class H, Class J,
                                     Class K and Class X Certificates, allocable
                                     among such Classes as set forth in the
                                     paragraphs above, and (b) 85% to the
                                     holders of the Class X-RC Certificates.

                                     Any Yield Maintenance Charges collected
                                     during any Collection Period with respect
                                     to the Millennium Portfolio Pari Passu Loan
                                     will be distributed as follows: (a) 15% to
                                     the holders of the Class A-1, Class A-2,
                                     Class A-3, Class A-AB, Class A-4, Class
                                     A-M, Class A-J, Class B, Class C, Class D,
                                     Class E, Class F, Class G, Class H, Class
                                     J, Class K and Class X Certificates,
                                     allocable among such Classes as set forth
                                     in the paragraphs above, and (b) 85% to the
                                     holders of the Class X-MP Certificates.

                                     No Prepayment Premiums or Yield Maintenance
                                     Charges will be distributed to holders of
                                     the Class L, Class M, Class N, Class O,
                                     Class P, Class Q and Class S Certificates.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                       T-7

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

                                     The following is an example of the
                                     Prepayment Premium Allocation based on the
                                     information contained herein and the
                                     following assumptions:

                                     Two Classes of Certificates: Class A-1 and
                                     X

                                     The characteristics of the Mortgage Loan
                                     being prepaid are as follows:

                                        -   Loan Balance: $10,000,000

                                        -   Mortgage Rate: 6.00%

                                        -   Maturity Date: 5 years

                                     The Discount Rate is equal to 5.00%

                                     The Class A-1 Pass-Through Rate is equal to
                                     5.60%

                                                                       CLASS A-1 CERTIFICATES
                                     ------------------------------------------------------------------------------------------
                                                                                                                     YIELD
                                                                                                                  MAINTENANCE
                                                            METHOD                               FRACTION          ALLOCATION
                                     ----------------------------------------------------   ------------------   --------------

                                        (Class A-1 Pass Through Rate - Discount Rate)         (5.60%-5.00%)
                                     ----------------------------------------------------   ------------------       60.00%
                                               (Mortgage Rate - Discount Rate)                (6.00%-5.00%)

                                                                        CLASS X CERTIFICATES
                                     ------------------------------------------------------------------------------------------
                                                                                                                     YIELD
                                                                                                                  MAINTENANCE
                                                            METHOD                               FRACTION          ALLOCATION
                                     ----------------------------------------------------   ------------------   --------------

                                                (1 - Class A-1 YM Allocation)                   (1-60.00%)           40.00%

      THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE
      IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE
      PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                       T-8

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

      III.  SELLERS     Morgan Stanley Mortgage Capital Inc. ("MSMC")

                        The Mortgage Pool includes 123 Mortgage Loans,
                        representing 57.4% of the Initial Pool Balance, that
                        were originated by or on behalf of MSMC. In addition,
                        MSMC and Principal Commercial Funding II, LLC
                        co-originated 1 mortgage loan, the G&L Portfolio
                        Mortgage Loan, representing 5.5% of the initial
                        outstanding pool balance.

                        MSMC is a subsidiary of Morgan Stanley & Co.
                        Incorporated and was formed to originate and purchase
                        mortgage loans secured by commercial and multifamily
                        real estate.

                        LaSalle Bank National Association ("LaSalle")

                        The Mortgage Pool includes 71 Mortgage Loans,
                        representing 31.4% of the Initial Pool Balance, that
                        were originated or acquired by LaSalle.

                        LaSalle is a subsidiary of LaSalle Bank Corporation,
                        which is a subsidiary of ABN AMRO North America Holding
                        Company, which is a subsidiary of ABN AMRO Bank N.V., a
                        bank organized under the laws of The Netherlands. As of
                        March 31, 2006, LaSalle had total assets of
                        approximately $75.2 billion.

                        Principal Commercial Funding II, LLC ("PCF II")

                        The Mortgage Pool includes 16 Mortgage Loans,
                        representing 5.7% of the Initial Pool Balance, that were
                        originated or acquired by PCF II. In addition, PCF II
                        and MSMC co-originated 1 mortgage loan, the G&L
                        Portfolio Mortgage Loan, representing 5.5% of the
                        initial outstanding pool balance.

                        PCF II is a jointly owned entity between Principal
                        Commercial Funding, LLC and U.S. Bank National
                        Association. Principal Commercial Funding, LLC is a
                        subsidiary of Principal Global Investors, which is a
                        wholly owned subsidiary of Principal Life Insurance
                        Company. U.S. Bank National Association is a subsidiary
                        of U.S. Bancorp. PCF II was formed as a Delaware limited
                        liability company in 2005 to underwrite, originate, and
                        sell mortgage loans primarily into securitizations
                        secured by commercial and multifamily properties.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                       T-9

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

IV. COLLATERAL DESCRIPTION

                                TEN LARGEST LOANS

---------
          Single Note/Multiple Properties
---------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             % OF
           MORTGAGE                                                             PROPERTY     CUT-OFF DATE   TOTAL
LOAN NO.  LOAN SELLER  PROPERTY NAME                 CITY             STATE       TYPE            BALANCE    POOL          SF
-----------------------------------------------------------------------------------------------------------------------------

   1         MSMC      Cherry Creek Shopping Center  Denver             CO       Retail      $250,000,000     9.7%    547,457
-----------------------------------------------------------------------------------------------------------------------------
   2        LaSalle    225 Franklin Street           Boston             MA       Office      $225,000,000     8.8%    916,722
-----------------------------------------------------------------------------------------------------------------------------
   3         MSMC      120 Broadway                  New York           NY       Office      $215,000,000     8.4%  1,849,394
-----------------------------------------------------------------------------------------------------------------------------
  4-10    PCF II/MSMC  G&L Portfolio                 Various            CA      Various      $142,250,000     5.5%    337,286
-----------------------------------------------------------------------------------------------------------------------------
 11-13       MSMC      Millennium Retail Portfolio   Various          Various    Retail      $109,792,488     4.3%    419,403
-----------------------------------------------------------------------------------------------------------------------------
   14        MSMC      80 Broad Street               New York           NY       Office       $75,000,000     2.9%    397,485
-----------------------------------------------------------------------------------------------------------------------------
   15        MSMC      Weberstown Mall               Stockton           CA       Retail       $60,000,000     2.3%    605,346
-----------------------------------------------------------------------------------------------------------------------------
   16       PCF II     Gateway Shopping Center       West Bloomfield    MI       Retail       $60,000,000     2.3%    257,844
-----------------------------------------------------------------------------------------------------------------------------
   17        MSMC      633 Indiana Avenue NW         Washington         DC       Office       $53,000,000     2.1%    143,730
-----------------------------------------------------------------------------------------------------------------------------
 18-23      LaSalle    DCT Industrial Portfolio      Various          Various  Industrial     $50,000,000     1.9%  2,647,192
-----------------------------------------------------------------------------------------------------------------------------
                       TOTAL/WEIGHTED AVERAGES                                             $1,240,042,488    48.3%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
                         POST IO  CUT-OFF
            LOAN         PERIOD    DATE    BALLOON
LOAN NO.  PER SF   DSCR   DSCR      LTV      LTV
--------------------------------------------------

   1        $511  2.12x   2.12x    48.6%    48.6%
--------------------------------------------------
   2        $245  1.84x   1.84x    50.9%    50.9%
--------------------------------------------------
   3        $116  1.72x   1.72x    45.7%    45.7%
--------------------------------------------------
  4-10      $422  1.20x   1.20x    76.3%    76.3%
--------------------------------------------------
 11-13      $262  1.27x   1.27x    58.6%    49.7%
--------------------------------------------------
   14       $189  1.28x   1.10x    66.1%    62.2%
--------------------------------------------------
   15        $99  2.16x   2.16x    59.1%    59.1%
--------------------------------------------------
   16       $233  1.20x   1.20x    79.2%    79.2%
--------------------------------------------------
   17       $369  1.25x   1.25x    74.1%    74.1%
--------------------------------------------------
 18-23       $19  2.43x   2.43x    40.6%    40.6%
--------------------------------------------------
                  1.70X   1.69X    56.4%    55.4%
--------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-10

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

IV. COLLATERAL DESCRIPTION

---------
          Single Note/Multiple Properties
---------

                          5 YEAR LOANS IN LOAN GROUP 1

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   % OF                LOAN
           MORTGAGE                                                     PROPERTY   CUT-OFF DATE   TOTAL                 PER
LOAN NO.  LOAN SELLER  PROPERTY NAME             CITY          STATE      TYPE          BALANCE    POOL   UNITS/SF  UNIT/SF   DSCR
----------------------------------------------------------------------------------------------------------------------------------

 18-23      LaSalle    DCT Industrial Portfolio  Various      Various  Industrial   $50,000,000    1.9%  2,647,192      $19  2.43x
----------------------------------------------------------------------------------------------------------------------------------
   82       LaSalle    Mayo Medical Building     Rochester      MN      Office      $28,100,000    1.1%    204,846     $137  1.35x
----------------------------------------------------------------------------------------------------------------------------------
   83       LaSalle    Triwest Plaza             Dallas         TX      Office      $25,200,000    1.0%    369,052      $68  1.45x
----------------------------------------------------------------------------------------------------------------------------------
  176        MSMC      Starcrest Center          San Antonio    TX      Retail       $4,240,000    0.2%     40,300     $105  1.64x
----------------------------------------------------------------------------------------------------------------------------------
  212        MSMC      John B. Coleman Building  Houston        TX      Office       $3,194,529    0.1%     38,557      $83  1.32x
----------------------------------------------------------------------------------------------------------------------------------
                       TOTAL/WEIGHTED AVERAGES                                     $110,734,529    4.3%                      1.87X
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
          POST IO                                REM.
           PERIOD  CUT-OFF   BALLOON  REM. IO  TERM TO
LOAN NO.     DSCR  DATE LTV    LTV     TERM    MATURITY
-------------------------------------------------------

 18-23      2.43x   40.6%     40.6%      67       67
-------------------------------------------------------
   82       1.35x   75.9%     75.9%      58       58
-------------------------------------------------------
   83       1.23x   66.0%     64.5%      34       58
-------------------------------------------------------
  176       1.38x   79.3%     76.4%      19       55
-------------------------------------------------------
  212       1.32x   71.0%     66.9%     NAP       58
-------------------------------------------------------
            1.81X   57.7%     57.1%               62
-------------------------------------------------------

                          7 YEAR LOANS IN LOAN GROUP 1

-------------------------------------------------------------------------------------------------------------------------------
          MORTGAGE                                                                    % OF               LOAN           POST IO
            LOAN                                              PROPERTY  CUT-OFF DATE  TOTAL               PER           PERIOD
LOAN NO.   SELLER   PROPERTY NAME            CITY      STATE    TYPE         BALANCE  POOL    UNITS/SF  UNIT/SF   DSCR   DSCR
-------------------------------------------------------------------------------------------------------------------------------

   3        MSMC    120 Broadway             New York    NY    Office   $215,000,000   8.4%  1,849,394     $116  1.72x   1.72x
-------------------------------------------------------------------------------------------------------------------------------
                    TOTAL/WEIGHTED AVERAGES                             $215,000,000   8.4%                      1.72X   1.72X
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------
                                        REM.
          CUT-OFF   BALLOON  REM. IO  TERM TO
LOAN NO.  DATE LTV    LTV     TERM    MATURITY
----------------------------------------------

   3       45.7%     45.7%     82        82
----------------------------------------------
           45.7%     45.7%               82
----------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-11

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

                         PARI PASSU AND COMPANION LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                         ORIGINAL
 NO.   PROPERTY NAME                 A-NOTE BALANCES            TRANSACTION                   SPECIAL SERVICER        B-NOTE BALANCE
------------------------------------------------------------------------------------------------------------------------------------

  1    Cherry Creek Shopping Center    $250,000,000            MSCI 2006-HQ9             J.E. Robert Company, Inc. *        NAP
                                        $30,000,000                 TBD                              TBD
------------------------------------------------------------------------------------------------------------------------------------
24-66  RLJ Hotel Portfolio              $41,952,230            MSCI 2006-HQ9              J.E. Robert Company, Inc.         NAP
                                       $292,185,000   Anticipated to be WCMSI 2006-C27      LNR Partners, Inc. *
                                        $95,367,640                 TBD                              TBD
                                        $75,044,000                 TBD                              TBD
------------------------------------------------------------------------------------------------------------------------------------
68-72  Ritz-Carlton Portfolio          $270,000,000            MSCI 2006-HQ8             J.E. Robert Company, Inc.*     $50,000,000
                                        $40,000,000            MSCI 2006-HQ9              J.E. Robert Company, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* Denotes lead special servicer

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-12

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

V. TOTAL POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
<= 1,000,000                           2               1,871,528           0.1
1,000,001 - 2,000,000                 23              37,088,757           1.4
2,000,001 - 3,000,000                 47             123,110,261           4.8
3,000,001 - 4,000,000                 39             135,246,796           5.3
4,000,001 - 5,000,000                 22              97,112,214           3.8
5,000,001 - 6,000,000                  8              45,573,654           1.8
6,000,001 - 7,000,000                 12              79,876,344           3.1
7,000,001 - 8,000,000                  7              52,340,217           2.0
8,000,001 - 9,000,000                  3              26,366,665           1.0
9,000,001 - 10,000,000                 5              48,520,444           1.9
10,000,001 - 15,000,000               13             173,069,409           6.7
15,000,001 - 20,000,000                7             119,731,016           4.7
20,000,001 - 30,000,000                7             165,949,486           6.5
30,000,001 >=                         16           1,459,381,102          56.9
--------------------------------------------------------------------------------
TOTAL:                               211         $ 2,565,237,893         100.0%
--------------------------------------------------------------------------------
Min: $872,228                 Max: $250,000,000           Average: $12,157,526
--------------------------------------------------------------------------------

STATE

--------------------------------------------------------------------------------
                                  NO. OF               AGGREGATE
                                 MORTGAGED          CUT-OFF DATE          % OF
                                PROPERTIES           BALANCE ($)          POOL
--------------------------------------------------------------------------------
New York                              13             363,019,469          14.2
California                            29             350,960,123          13.7
Colorado                               3             254,873,796           9.9
Massachusetts                          5             253,391,343           9.9
Washington D.C                         6             141,274,431           5.5
Other                                232           1,201,718,732          46.8
--------------------------------------------------------------------------------
TOTAL:                               288         $ 2,565,237,893         100.0%
--------------------------------------------------------------------------------

PROPERTY TYPE

--------------------------------------------------------------------------------
                                  NO. OF               AGGREGATE
                                 MORTGAGED          CUT-OFF DATE          % OF
                                PROPERTIES           BALANCE ($)          POOL
--------------------------------------------------------------------------------
Office                                52           1,109,235,921          43.2
Retail                                89             892,277,229          34.8
Hospitality                           70             212,116,856           8.3
Multifamily                           36             154,591,836           6.0
Industrial                            18             111,573,742           4.3
Mixed Use                              7              37,089,218           1.4
Self Storage                          11              31,780,692           1.2
Manufactured Housing                   4              15,033,065           0.6
Other                                  1               1,539,335           0.1
--------------------------------------------------------------------------------
TOTAL:                               288         $ 2,565,237,893         100.0%
--------------------------------------------------------------------------------

AMORTIZATION TYPE

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
Interest Only                         11           1,103,800,000          43.0
Amortizing Balloon                   133             737,522,003          28.8
Interest Only, Then                   66             709,015,890          27.6
Amortizing Balloon
Fully Amortizing                       1              14,900,000           0.6
--------------------------------------------------------------------------------
TOTAL:                               211         $ 2,565,237,893         100.0%
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
5.001 - 5.500                         23             381,944,151          14.9
5.501 - 6.000                         74             899,321,724          35.1
6.001 - 6.500                         95           1,209,372,598          47.1
6.501 - 7.000                         18              71,606,080           2.8
7.001 - 7.500                          1               2,993,341           0.1
--------------------------------------------------------------------------------
TOTAL:                               211         $ 2,565,237,893         100.0%
--------------------------------------------------------------------------------
Min: 5.170%                   Max: 7.150%                       Wtd Avg: 5.964%
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS.)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
<= 60                                  4              60,734,529           2.4
61 - 84                                2             265,000,000          10.3
85 - 120                             198           2,151,078,734          83.9
121 - 180                              4              52,914,630           2.1
181 - 240                              3              35,510,000           1.4
--------------------------------------------------------------------------------
TOTAL:                               211         $ 2,565,237,893         100.0%
--------------------------------------------------------------------------------
Min: 60 mos.                  Max: 240 mos.                  Wtd Avg: 117 mos.
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS.)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
<= 60                                  4              60,734,529           2.4
61 - 84                                2             265,000,000          10.3
85 - 120                             199           2,171,338,364          84.6
121 - 180                              3              32,655,000           1.3
181 - 240                              3              35,510,000           1.4
--------------------------------------------------------------------------------
TOTAL:                               211         $ 2,565,237,893         100.0%
--------------------------------------------------------------------------------
Min: 55 mos.                  Max: 240 mos.                  Wtd Avg: 115 mos.
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
Interest Only                         11           1,103,800,000          43.0
181 - 240                              7             103,020,543           4.0
241 - 360                            193           1,358,417,351          53.0
--------------------------------------------------------------------------------
TOTAL:                               211         $ 2,565,237,893         100.0%
--------------------------------------------------------------------------------
Min: 216 mos.                 Max: 360 mos.                  Wtd Avg: 346 mos.
--------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
Interest Only                         11           1,103,800,000          43.0
181 - 240                              7             103,020,543           4.0
241 - 360                            193           1,358,417,351          53.0
--------------------------------------------------------------------------------
TOTAL:                               211         $ 2,565,237,893         100.0%
--------------------------------------------------------------------------------
Min: 214 mos.                 Max: 360 mos.                  Wtd Avg: 344 mos.
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
40.1 - 50.0                            8             537,056,110          20.9
50.1 - 60.0                           13             488,703,034          19.1
60.1 - 70.0                           49             399,544,066          15.6
70.1 - 75.0                           70             458,479,021          17.9
75.1 - 80.0                           70             677,205,663          26.4
80.1 >=                                1               4,250,000           0.2
--------------------------------------------------------------------------------
TOTAL:                               211         $ 2,565,237,893         100.0%
--------------------------------------------------------------------------------
Min: 40.6%                    Max: 80.2%                         Wtd Avg: 64.3%
--------------------------------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
0.1 - 10.0                             3              35,510,000           1.4
30.1 - 40.0                            4              24,332,157           0.9
40.1 - 50.0                           17             736,470,778          28.7
50.1 - 55.0                           18             282,997,368          11.0
55.1 - 60.0                           40             258,422,112          10.1
60.1 - 65.0                           60             440,640,164          17.2
65.1 - 70.0                           49             333,573,314          13.0
70.1 - 80.0                           20             453,292,000          17.7
--------------------------------------------------------------------------------
TOTAL:                               211         $ 2,565,237,893         100.0%
--------------------------------------------------------------------------------
Min: 2.3%                     Max: 79.2%                         Wtd Avg: 58.1%
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
1.01 - 1.10                            5             179,658,614           7.0
1.11 - 1.20                           46             483,025,829          18.8
1.21 - 1.30                           91             685,915,004          26.7
1.31 - 1.40                           36             281,422,392          11.0
1.41 - 1.50                           11              46,118,527           1.8
1.51 - 1.60                            7              49,730,806           1.9
1.61 - 1.70                            5              15,701,972           0.6
1.71 - 1.80                            2             219,492,110           8.6
1.81 - 1.90                            1             225,000,000           8.8
1.91 - 2.00                            2               8,950,000           0.3
2.01 - 2.50                            5             370,222,639          14.4
--------------------------------------------------------------------------------
TOTAL:                               211         $ 2,565,237,893         100.0%
--------------------------------------------------------------------------------
Min: 1.02x                    Max: 2.43x                         Wtd Avg: 1.48x
--------------------------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-13

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

V. LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
<= 1,000,000                           2               1,871,528           0.1
1,000,001 - 2,000,000                 18              28,838,384           1.2
2,000,001 - 3,000,000                 38             101,286,430           4.2
3,000,001 - 4,000,000                 36             124,561,837           5.2
4,000,001 - 5,000,000                 16              71,789,684           3.0
5,000,001 - 6,000,000                  8              45,573,654           1.9
6,000,001 - 7,000,000                 10              66,626,344           2.8
7,000,001 - 8,000,000                  3              21,705,592           0.9
8,000,001 - 9,000,000                  3              26,366,665           1.1
9,000,001 - 10,000,000                 4              39,020,444           1.6
10,000,001 - 15,000,000               11             146,069,409           6.1
15,000,001 - 20,000,000                6             101,531,016           4.2
20,000,001 - 30,000,000                7             165,949,486           6.9
30,000,001 >=                         16           1,459,381,102          60.8
--------------------------------------------------------------------------------
TOTAL:                               178         $ 2,400,571,574         100.0%
--------------------------------------------------------------------------------
Min: $872,228                 Max: $250,000,000           Average: $13,486,357
--------------------------------------------------------------------------------

STATE

--------------------------------------------------------------------------------
                                  NO. OF               AGGREGATE
                                 MORTGAGED          CUT-OFF DATE          % OF
                                PROPERTIES           BALANCE ($)          POOL
--------------------------------------------------------------------------------
New York                              13             363,019,469          15.1
California                            28             348,354,493          14.5
Colorado                               3             254,873,796          10.6
Massachusetts                          4             248,899,233          10.4
Washington D.C                         6             141,274,431           5.9
Other                                196           1,044,150,152          43.5
--------------------------------------------------------------------------------
TOTAL:                               250         $ 2,400,571,574         100.0%
--------------------------------------------------------------------------------

PROPERTY TYPE

--------------------------------------------------------------------------------
                                  NO. OF               AGGREGATE
                                 MORTGAGED          CUT-OFF DATE          % OF
                                PROPERTIES           BALANCE ($)          POOL
--------------------------------------------------------------------------------
Office                                52           1,109,235,921          46.2
Retail                                89             892,277,229          37.2
Hospitality                           70             212,116,856           8.8
Industrial                            18             111,573,742           4.6
Mixed Use                              7              37,089,218           1.5
Self Storage                          11              31,780,692           1.3
Manufactured Housing                   2               4,958,581           0.2
Other                                  1               1,539,335           0.1
--------------------------------------------------------------------------------
TOTAL:                               250         $ 2,400,571,574         100.0%
--------------------------------------------------------------------------------

AMORTIZATION TYPE

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
Interest Only                         11           1,103,800,000          46.0
Amortizing Balloon                   118             683,777,684          28.5
Interest Only, Then                   48             598,093,890          24.9
Amortizing Balloon
Fully Amortizing                       1              14,900,000           0.6
--------------------------------------------------------------------------------
TOTAL:                               178         $ 2,400,571,574         100.0%
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
5.001 - 5.500                         22             377,926,816          15.7
5.501 - 6.000                         62             853,811,026          35.6
6.001 - 6.500                         79           1,112,552,399          46.3
6.501 - 7.000                         14              53,287,993           2.2
7.001 - 7.500                          1               2,993,341           0.1
--------------------------------------------------------------------------------
TOTAL:                               178         $ 2,400,571,574         100.0%
--------------------------------------------------------------------------------
Min: 5.170%                   Max: 7.150%                       Wtd Avg: 5.956%
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS.)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
<= 60                                  4              60,734,529           2.5
61 - 84                                2             265,000,000          11.0
85 - 120                             166           1,989,667,414          82.9
121 - 180                              3              49,659,630           2.1
181 - 240                              3              35,510,000           1.5
--------------------------------------------------------------------------------
TOTAL:                               178         $ 2,400,571,574         100.0%
--------------------------------------------------------------------------------
Min: 60 mos.                  Max: 240 mos.                  Wtd Avg: 117 mos.
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS.)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
<= 60                                  4              60,734,529           2.5
61 - 84                                2             265,000,000          11.0
85 - 120                             167           2,009,927,044          83.7
121 - 180                              2              29,400,000           1.2
181 - 240                              3              35,510,000           1.5
--------------------------------------------------------------------------------
TOTAL:                               178         $ 2,400,571,574         100.0%
--------------------------------------------------------------------------------
Min: 55 mos.                  Max: 240 mos.                  Wtd Avg: 114 mos.
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
Interest Only                         11           1,103,800,000          46.0
181 - 240                              7             103,020,543           4.3
241 - 360                            160           1,193,751,031          49.7
--------------------------------------------------------------------------------
TOTAL:                               178         $ 2,400,571,574         100.0%
--------------------------------------------------------------------------------
Min: 216 mos.                     Max: 360 mos.              Wtd Avg: 344 mos.
--------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
Interest Only                         11           1,103,800,000          46.0
181 - 240                              7             103,020,543           4.3
241 - 360                            160           1,193,751,031          49.7
--------------------------------------------------------------------------------
TOTAL:                               178         $ 2,400,571,574         100.0%
--------------------------------------------------------------------------------
Min: 214 mos.                 Max: 360 mos.                  Wtd Avg: 342 mos.
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
40.1 - 50.0                            7             532,564,000          22.2
50.1 - 60.0                           12             486,097,404          20.2
60.1 - 70.0                           42             344,561,745          14.4
70.1 - 75.0                           57             409,128,756          17.0
75.1 - 80.0                           60             628,219,668          26.2
--------------------------------------------------------------------------------
TOTAL:                               178         $ 2,400,571,574         100.0%
--------------------------------------------------------------------------------
Min: 40.6%                    Max: 80.0%                         Wtd Avg: 63.8%
--------------------------------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
0.1 - 10.0                             3              35,510,000           1.5
30.1 - 40.0                            4              24,332,157           1.0
40.1 - 50.0                           16             731,978,667          30.5
50.1 - 55.0                           16             276,202,064          11.5
55.1 - 60.0                           36             237,829,466           9.9
60.1 - 65.0                           46             375,946,302          15.7
65.1 - 70.0                           42             302,130,916          12.6
70.1 - 80.0                           15             416,642,000          17.4
--------------------------------------------------------------------------------
TOTAL:                               178         $ 2,400,571,574         100.0%
--------------------------------------------------------------------------------
Min: 2.3%                     Max: 79.2%                         Wtd Avg: 57.8%
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
1.01 - 1.10                            5             179,658,614           7.5
1.11 - 1.20                           32             397,566,484          16.6
1.21 - 1.30                           82             650,674,708          27.1
1.31 - 1.40                           29             253,931,981          10.6
1.41 - 1.50                            9              34,134,369           1.4
1.51 - 1.60                            7              49,730,806           2.1
1.61 - 1.70                            5              15,701,972           0.7
1.71 - 1.80                            1             215,000,000           9.0
1.81 - 1.90                            1             225,000,000           9.4
1.91 - 2.00                            2               8,950,000           0.4
2.01 - 2.50                            5             370,222,639          15.4
--------------------------------------------------------------------------------
TOTAL:                               178         $ 2,400,571,574         100.0%
--------------------------------------------------------------------------------
Min: 1.02x                    Max: 2.43x                         Wtd Avg: 1.49x
--------------------------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-14

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

V. LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
1,000,001 - 2,000,000                  5               8,250,373           5.0
2,000,001 - 3,000,000                  9              21,823,831          13.3
3,000,001 - 4,000,000                  3              10,684,960           6.5
4,000,001 - 5,000,000                  6              25,322,531          15.4
6,000,001 - 7,000,000                  2              13,250,000           8.0
7,000,001 - 8,000,000                  4              30,634,625          18.6
9,000,001 - 10,000,000                 1               9,500,000           5.8
10,000,001 - 15,000,000                2              27,000,000          16.4
15,000,001 - 20,000,000                1              18,200,000          11.1
--------------------------------------------------------------------------------
TOTAL:                                33         $   164,666,319         100.0%
--------------------------------------------------------------------------------
Min: $1,219,110               Max: $18,200,000             Average: $4,989,888
--------------------------------------------------------------------------------

STATE

--------------------------------------------------------------------------------
                                  NO. OF               AGGREGATE
                                 MORTGAGED          CUT-OFF DATE          % OF
                                PROPERTIES           BALANCE ($)          POOL
--------------------------------------------------------------------------------
Georgia                                3              28,600,000          17.4
Michigan                               6              19,720,142          12.0
Illinois                               1              18,200,000          11.1
Wisconsin                              6              15,234,335           9.3
Ohio                                   2              14,350,000           8.7
Other                                 20              68,561,843          41.6
--------------------------------------------------------------------------------
TOTAL:                                38         $   164,666,319         100.0%
--------------------------------------------------------------------------------

PROPERTY TYPE

--------------------------------------------------------------------------------
                                  NO. OF               AGGREGATE
                                 MORTGAGED          CUT-OFF DATE          % OF
                                PROPERTIES           BALANCE ($)          POOL
--------------------------------------------------------------------------------
Multifamily                           36             154,591,836          93.9
Manufactured Housing                   2              10,074,483           6.1
--------------------------------------------------------------------------------
TOTAL:                                38         $   164,666,319         100.0%
--------------------------------------------------------------------------------

AMORTIZATION TYPE

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
Interest Only, Then                   18             110,922,000          67.4
Amortizing Balloon
Amortizing Balloon                    15              53,744,319          32.6
--------------------------------------------------------------------------------
TOTAL:                                33         $   164,666,319         100.0%
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
5.001 - 5.500                          1               4,017,335           2.4
5.501 - 6.000                         12              45,510,698          27.6
6.001 - 6.500                         16              96,820,199          58.8
6.501 - 7.000                          4              18,318,087          11.1
--------------------------------------------------------------------------------
TOTAL:                                33         $   164,666,319         100.0%
--------------------------------------------------------------------------------
Min: 5.280%                   Max: 6.750%                       Wtd Avg: 6.086%
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS.)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
85 - 120                              32             161,411,319          98.0
121 - 180                              1               3,255,000           2.0
--------------------------------------------------------------------------------
TOTAL:                                33         $   164,666,319         100.0%
--------------------------------------------------------------------------------
Min: 120 mos.                 Max: 180 mos.                  Wtd Avg: 121 mos.
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS.)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
85 - 120                              32             161,411,319          98.0
121 - 180                              1               3,255,000           2.0
--------------------------------------------------------------------------------
TOTAL:                                33         $   164,666,319         100.0%
--------------------------------------------------------------------------------
Min: 115 mos.                 Max: 179 mos.                  Wtd Avg: 119 mos.
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
241 - 360                             33             164,666,319         100.0
--------------------------------------------------------------------------------
TOTAL:                                33         $   164,666,319         100.0%
--------------------------------------------------------------------------------
Min: 360 mos.                 Max: 360 mos.                  Wtd Avg: 360 mos.
--------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
241 - 360                             33             164,666,319         100.0
--------------------------------------------------------------------------------
TOTAL:                                33         $   164,666,319         100.0%
--------------------------------------------------------------------------------
Min: 355 mos.                 Max: 360 mos.                  Wtd Avg: 359 mos.
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
40.1 - 50.0                            1               4,492,110           2.7
50.1 - 60.0                            1               2,605,629           1.6
60.1 - 70.0                            7              54,982,321          33.4
70.1 - 75.0                           13              49,350,265          30.0
75.1 - 80.0                           10              48,985,994          29.7
80.1 >=                                1               4,250,000           2.6
--------------------------------------------------------------------------------
TOTAL:                                33         $   164,666,319         100.0%
--------------------------------------------------------------------------------
Min: 49.9%                    Max: 80.2%                         Wtd Avg: 71.6%
--------------------------------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
40.1 - 50.0                            1               4,492,110           2.7
50.1 - 55.0                            2               6,795,304           4.1
55.1 - 60.0                            4              20,592,646          12.5
60.1 - 65.0                           14              64,693,862          39.3
65.1 - 70.0                            7              31,442,398          19.1
70.1 - 80.0                            5              36,650,000          22.3
--------------------------------------------------------------------------------
TOTAL:                                33         $   164,666,319         100.0%
--------------------------------------------------------------------------------
Min: 42.7%                    Max: 72.5%                         Wtd Avg: 63.6%
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

--------------------------------------------------------------------------------
                                   NO. OF              AGGREGATE
                                  MORTGAGE          CUT-OFF DATE          % OF
                                    LOANS            BALANCE ($)          POOL
--------------------------------------------------------------------------------
1.11 - 1.20                           14              85,459,345          51.9
1.21 - 1.30                            9              35,240,296          21.4
1.31 - 1.40                            7              27,490,411          16.7
1.41 - 1.50                            2              11,984,158           7.3
1.71 - 1.80                            1               4,492,110           2.7
--------------------------------------------------------------------------------
TOTAL:                                33         $   164,666,319         100.0%
--------------------------------------------------------------------------------
Min: 1.15x                    Max: 1.71x                         Wtd Avg: 1.25x
--------------------------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-15

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                                AUG-06            AUG-07            AUG-08            AUG-09
--------------------------------------------------------------------------------------------------------------------

Locked Out                                              99.75%            99.58%            88.52%            87.54%
Yield Maintenance Total                                  0.25%             0.42%            11.48%            12.46%
Open                                                     0.00%             0.00%             0.00%             0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                                 100.00%           100.00%           100.00%           100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                       $2,565,237,893    $2,554,100,314    $2,541,173,392    $2,525,067,943
% Initial Pool Balance                                 100.00%            99.57%            99.06%            98.43%
--------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                                AUG-10            AUG-11            AUG-12            AUG-13
--------------------------------------------------------------------------------------------------------------------

Locked Out                                              87.07%            86.62%            86.29%            81.30%
Yield Maintenance Total                                 12.93%            13.38%            13.71%            15.16%
Open                                                     0.00%             0.00%             0.00%             3.54%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                                 100.00%           100.00%           100.00%           100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                       $2,505,457,813    $2,424,278,030    $2,350,798,496    $2,111,560,231
% Initial Pool Balance                                  97.67%            94.50%            91.64%            82.31%
--------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                                AUG-14            AUG-15            AUG-16            AUG-17
--------------------------------------------------------------------------------------------------------------------

Locked Out                                              80.32%            77.38%            77.85%            78.55%
Yield Maintenance Total                                 15.23%             8.42%            22.15%            21.45%
Open                                                     4.45%            14.20%             0.00%             0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                                 100.00%           100.00%           100.00%           100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                       $2,086,034,080    $2,054,432,565    $   54,660,527    $   52,543,644
% Initial Pool Balance                                  81.32%            80.09%             2.13%             2.05%
--------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                                AUG-18            AUG-19            AUG-20            AUG-21
--------------------------------------------------------------------------------------------------------------------

Locked Out                                              79.37%            80.32%            58.37%            52.55%
Yield Maintenance Total                                 20.63%            19.68%            41.63%            47.45%
Open                                                     0.00%             0.00%             0.00%             0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                                 100.00%           100.00%           100.00%           100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                       $   50,282,691    $   47,867,851    $   20,195,425    $   15,432,522
% Initial Pool Balance                                   1.96%             1.87%             0.79%             0.60%
--------------------------------------------------------------------------------------------------------------------

Notes:

(1)   The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)   See Appendix II of the Prospectus Supplement for a description of the
      Yield Maintenance

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-16

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 1

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                                AUG-06            AUG-07            AUG-08            AUG-09
--------------------------------------------------------------------------------------------------------------------

Locked Out                                              99.73%            99.55%            88.01%            87.23%
Yield Maintenance Total                                  0.27%             0.45%            11.99%            12.77%
Open                                                     0.00%             0.00%             0.00%             0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                                 100.00%           100.00%           100.00%           100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                       $2,400,571,574    $2,390,056,663    $2,377,889,000    $2,362,990,367
% Initial Pool Balance                                 100.00%            99.56%            99.06%            98.43%
--------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                                AUG-10            AUG-11            AUG-12            AUG-13
--------------------------------------------------------------------------------------------------------------------

Locked Out                                              86.73%            86.24%            85.88%            80.45%
Yield Maintenance Total                                 13.27%            13.76%            14.12%            15.73%
Open                                                     0.00%             0.00%             0.00%             3.82%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                                 100.00%           100.00%           100.00%           100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                       $2,345,044,428    $2,265,679,390    $2,194,416,708    $1,957,563,002
% Initial Pool Balance                                  97.69%            94.38%            91.41%            81.55%
--------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                                AUG-14            AUG-15            AUG-16            AUG-17
--------------------------------------------------------------------------------------------------------------------

Locked Out                                              79.39%            76.23%            76.60%            77.32%
Yield Maintenance Total                                 15.80%             8.46%            23.40%            22.68%
Open                                                     4.80%            15.31%             0.00%             0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                                 100.00%           100.00%           100.00%           100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                       $1,934,572,444    $1,905,667,153    $   51,739,811    $   49,678,516
% Initial Pool Balance                                  80.59%            79.38%             2.16%             2.07%
--------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                                AUG-18            AUG-19            AUG-20            AUG-21
--------------------------------------------------------------------------------------------------------------------

Locked Out                                              78.15%            79.12%            52.02%            52.55%
Yield Maintenance Total                                 21.85%            20.88%            47.98%            47.45%
Open                                                     0.00%             0.00%             0.00%             0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                                 100.00%           100.00%           100.00%           100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                       $   47,477,004    $   45,125,728    $   17,520,758    $   15,432,522
% Initial Pool Balance                                   1.98%             1.88%             0.73%             0.64%
--------------------------------------------------------------------------------------------------------------------

Notes:

(1)   The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)   See Appendix II of the Prospectus Supplement for a description of the
      Yield Maintenance

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-17

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                                AUG-06            AUG-07            AUG-08            AUG-09
--------------------------------------------------------------------------------------------------------------------

Locked Out                                             100.00%           100.00%            95.82%            92.02%
Yield Maintenance Total                                  0.00%             0.00%             4.18%             7.98%
Open                                                     0.00%             0.00%             0.00%             0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                                 100.00%           100.00%           100.00%           100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                       $  164,666,319    $  164,043,651    $  163,284,392    $  162,077,576
% Initial Pool Balance                                 100.00%            99.62%            99.16%            98.43%
--------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                                AUG-10            AUG-11            AUG-12            AUG-13
--------------------------------------------------------------------------------------------------------------------

Locked Out                                              92.05%            92.07%            92.08%            92.08%
Yield Maintenance Total                                  7.95%             7.93%             7.92%             7.92%
Open                                                     0.00%             0.00%             0.00%             0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                                 100.00%           100.00%           100.00%           100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                       $  160,413,385    $  158,598,640    $  156,381,788    $  153,997,229
% Initial Pool Balance                                  97.42%            96.32%            94.97%            93.52%
--------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                                AUG-14            AUG-15            AUG-16            AUG-17
--------------------------------------------------------------------------------------------------------------------

Locked Out                                              92.09%            92.10%           100.00%           100.00%
Yield Maintenance Total                                  7.91%             7.90%             0.00%             0.00%
Open                                                     0.00%             0.00%             0.00%             0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                                 100.00%           100.00%           100.00%           100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                       $  151,461,636    $  148,765,412    $    2,920,716    $    2,865,128
% Initial Pool Balance                                  91.98%            90.34%             1.77%             1.74%
--------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                                AUG-18            AUG-19            AUG-20            AUG-21
--------------------------------------------------------------------------------------------------------------------

Locked Out                                             100.00%           100.00%           100.00%             0.00%
Yield Maintenance Total                                  0.00%             0.00%             0.00%             0.00%
Open                                                     0.00%             0.00%             0.00%             0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                                 100.00%           100.00%           100.00%             0.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                       $    2,805,686    $    2,742,123    $    2,674,667    $            0
% Initial Pool Balance                                   1.70%             1.67%             1.62%             0.00%
--------------------------------------------------------------------------------------------------------------------

Notes:

(1)   The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)   See Appendix II of the Prospectus Supplement for a description of the
      Yield Maintenance

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-18

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-19

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 1 -- CHERRY CREEK SHOPPING CENTER
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-20

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 1 -- CHERRY CREEK SHOPPING CENTER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-21

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 1 -- CHERRY CREEK SHOPPING CENTER
--------------------------------------------------------------------------------

                              [FLOOR PLAN OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-22

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 1 -- CHERRY CREEK SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):               $250,000,000

CUT-OFF DATE BALANCE(1):           $250,000,000

LOAN PURPOSE:                      Refinancing

SHADOW RATING (FITCH/S&P):         BBB+/BBB

FIRST PAYMENT DATE:                July 8, 2006

INTEREST RATE:                     5.240%

AMORTIZATION:                      Interest only

ARD:                               NAP

HYPERAMORTIZATION:                 NAP

MATURITY DATE:                     June 8, 2016

EXPECTED MATURITY BALANCE(1):      $250,000,000

SPONSOR:                           Taubman Centers, Inc.

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Locked out until the earlier of May 11, 2009
                                   or 2 years after the REMIC "start-up" day,
                                   with U.S. Treasury defeasance thereafter.
                                   Prepayable without penalty from and after
                                   March 8, 2016.

LOAN PER SF(1):                    $511.46

UP-FRONT RESERVES:                 None

ONGOING RESERVES:                  RE Tax:                Springing

                                   Insurance:             Springing

                                   TI/LC:                 Springing

                                   Other(2):              Springing

LOCKBOX:                           Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          Denver, CO

YEAR BUILT/RENOVATED:              1989-1991 / 1998

PERCENT LEASED(3):                 97.4%

SQUARE FOOTAGE:                    547,457

THE COLLATERAL:                    Regional mall

OWNERSHIP INTEREST:                Leasehold

PROPERTY MANAGEMENT:               The Taubman Company LLC

3RD MOST RECENT NET OP. INCOME:    $29,185,285

2ND MOST RECENT NET OP. INCOME:    $30,057,699

MOST RECENT NET OP. INCOME:        $30,913,166

U/W NET OP. INCOME:                $32,147,926

U/W NET CASH FLOW:                 $31,594,308

U/W OCCUPANCY:                     97.4%

APPRAISED VALUE:                   $575,600,000

CUT-OFF DATE LTV(1):               48.6%

MATURITY DATE LTV(1):              48.6%

DSCR(1):                           2.12x

POST IO DSCR:                      NAP

--------------------------------------------------------------------------------

(1)   The subject $250,000,000 loan represents a 89.3% pari passu interest in a
      $280,000,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $280,000,000 financing.

(2)   Ground Lease rent deposits. See "Escrow and Reserves" section below.

(3)   Percent Leased is based on the rent roll dated as of February 8, 2006.

THE CHERRY CREEK SHOPPING CENTER LOAN

      THE LOAN. The largest loan (the "Cherry Creek Shopping Center Loan") is evidenced by two Promissory Notes in the amount of $200,000,000 and $50,000,000
(the "Cherry Creek Shopping Center Notes"). The loan is secured by a first priority Leasehold Deed of Trust, Assignment of Leases and Rents, Fixture Filing
and Security Agreement (the "Cherry Creek Shopping Center Mortgage") encumbering a 547,457 square foot anchored shopping center known as Cherry Creek Shopping
Center, located in Denver, Colorado (the "Cherry Creek Shopping Center
Property"). The Cherry Creek Shopping Center Loan was originated on May 11, 2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is Taubman Cherry Creek Shopping Center,
L.L.C., a Delaware limited liability company (the "Cherry Creek Shopping Center
Borrower") that owns no material asset other than the Cherry Creek Shopping
Center Property and related interests. The Cherry Creek Shopping Center Borrower is a wholly-owned subsidiary of Taubman-Cherry Creek Limited Partnership, a
Colorado limited partnership, whose general partner is Cherry Creek Holdings,
LLC. The general partner is in turn a wholly-owned subsidiary of The Taubman
Realty Group Limited Partnership ("TRG"), a Delaware limited partnership. TRG is the operating partnership of Taubman Centers, Inc. (NYSE: TCO), the country's sixth largest shopping center REIT with 21 shopping centers in 10 states totaling 23.6 million square feet.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-23

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

      THE PROPERTY. The Cherry Creek Shopping Center Property is located at 3000
First Avenue in Denver, Colorado. The main mall component of the Cherry Creek
Shopping Center Property was built between 1989 and 1991 and consists of one two-story building of 1,048,457 square feet comprising a retail shopping center.
The overall Cherry Creek Shopping Center Property is situated on approximately
35 acres, including 5,062 parking spaces. The Cherry Creek Shopping Center
Property is anchored by Nordstrom, Saks Fifth Avenue, Foley's and Neiman Marcus.
Pursuant to recognition agreements, the leases to each of these anchors, totaling approximately 501,000 square feet, are superior to the Cherry Creek
Shopping Center Mortgage, and therefore are not considered to be part of the collateral. In addition, the west end of the main mall, additional buildings on the property (including a drug store and grocery store), and other small parcels of land on the property are not part of the collateral for the Cherry Creek
Shopping Center Loan. The Cherry Creek Shopping Center Property is ground leased by the Cherry Creek Shopping Center Borrower pursuant to a ground lease, dated as of November 15, 1988, between The Temple Hoyne Buell Foundation, as ground lessor, and the predecessor-in-interest to the Cherry Creek Shopping Center
Borrower, as ground lessee (as amended, the "Ground Lease"). The term of the
Ground Lease expires on October 14, 2083.

-------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                                                                                    % OF
                                                                                UNDERWRITTEN      CUMULATIVE % OF
                  # OF           AVERAGE         % OF TOTAL                      TOTAL BASE        UNDERWRITTEN
                 LEASES     UNDERWRITTEN BASE    SQUARE FEET   CUMULATIVE %    RENTAL REVENUES   TOTAL BASE RENTAL
    YEAR         ROLLING   RENT PER SF ROLLING     ROLLING     OF SF ROLLING       ROLLING       REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------------

   Vacant           6            $ 0.00               3%             3%               0%                 0%
-------------------------------------------------------------------------------------------------------------------
     MTM            0            $ 0.00               0%             3%               0%                 0%
-------------------------------------------------------------------------------------------------------------------
    2006            7            $43.06               7%            10%               7%                 7%
-------------------------------------------------------------------------------------------------------------------
    2007           13            $68.44               5%            15%               7%                14%
-------------------------------------------------------------------------------------------------------------------
    2008           15            $66.28               6%            21%               8%                22%
-------------------------------------------------------------------------------------------------------------------
    2009            9            $44.85              10%            31%              10%                32%
-------------------------------------------------------------------------------------------------------------------
    2010           20            $41.85              18%            49%              16%                47%
-------------------------------------------------------------------------------------------------------------------
    2011           23            $49.28              12%            61%              13%                60%
-------------------------------------------------------------------------------------------------------------------
    2012           13            $49.40              11%            71%              11%                71%
-------------------------------------------------------------------------------------------------------------------
    2013           12            $47.54               8%            80%               8%                79%
-------------------------------------------------------------------------------------------------------------------
    2014           13            $38.86              10%            89%               8%                87%
-------------------------------------------------------------------------------------------------------------------
    2015            9            $59.54               6%            96%               8%                95%
-------------------------------------------------------------------------------------------------------------------
2016 & Beyond       8            $54.83               4%           100%               5%               100%
-------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the Cherry Creek Shopping Center Property:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL     ANNUALIZED
                            CREDIT RATING                              ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                               (FITCH/          TENANT                UNDERWRITTEN    UNDERWRITTEN    BASE RENT       LEASE
     TENANT NAME           MOODY'S/S&P)(1)       NRSF     % OF NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

Express                      --/Baa2/BBB         19,904       4%       $   796,240         3%           $40.00      01/31/2010
--------------------------------------------------------------------------------------------------------------------------------
Gap/Gap Kids, The            --/Baa2/BBB         20,001       4%       $   600,030         2%           $30.00      01/31/2013
--------------------------------------------------------------------------------------------------------------------------------
Eddie Bauer                    --/--/--          19,232       4%       $   576,960         2%           $30.00      01/31/2009
--------------------------------------------------------------------------------------------------------------------------------
Victoria's Secret            --/Baa2/BBB         11,502       2%       $   575,100         2%           $50.00      01/31/2015
--------------------------------------------------------------------------------------------------------------------------------
Bailey, Banks & Biddle         --/--/--           6,000       1%       $   550,000         2%           $91.67      01/31/2009
--------------------------------------------------------------------------------------------------------------------------------
Abercrombie & Fitch            --/--/--          13,340       2%       $   533,600         2%           $40.00      11/28/2006
--------------------------------------------------------------------------------------------------------------------------------
Pottery Barn                   --/--/--          12,000       2%       $   480,000         2%           $40.00      03/31/2007
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          101,979      19%       $ 4,111,930        16%           $40.32
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Other Tenants                    NAP            431,447      79%       $21,885,593        84%           $50.73       Various
--------------------------------------------------------------------------------------------------------------------------------
Vacant Space                     NAP             14,031       3%       $         0         0%           $ 0.00         NAP
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          547,457     100%       $25,997,523       100%           $48.74(2)
--------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Total/Weighted Average Annualized Underwritten Base Rent ($ Per NRSF)
      excludes vacant space

      ESCROWS AND RESERVES. During any "lockbox event" period (described below)
under the Cherry Creek Shopping Center Loan, the Cherry Creek Shopping Center
Borrower will be required to escrow monthly payments in the amount of all taxes and insurance payments. From and after the occurrence of a lockbox event under the Cherry Creek Shopping Center Loan, the Cherry Creek Shopping Center Borrower
is required to escrow $45,824 for tenant improvements and leasing commissions monthly, up to a cap of $1,099,776 in the reserve account at any time, and to escrow rent payments due for the succeeding month under the ground lease. A
"lockbox event" is

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-24

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

defined as (a) the occurrence and continuance of a loan default, and terminating upon the cure of such default; or (b) the DSCR falls to 1.22x or below until the
DSCR is equal to or greater than 1.25x for two consecutive quarters. In addition to these deposits specified in the Loan Agreement, the Cash Management Agreement
also provides for a debt service reserve account which springs upon certain conditions.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Cherry Creek Shopping Center Loan. The lockbox will remain in place until the Cherry Creek Shopping Center Loan has been paid in full.

      PROPERTY MANAGEMENT. The Cherry Creek Shopping Center Property is managed by The Taubman Company LLC. The management agreement is subordinate to the
Cherry Creek Shopping Center Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not Allowed.

      RELEASE OF PARCELS. Not Allowed.

      Certain additional information regarding the Cherry Creek Shopping Center
Loan and the Cherry Creek Shopping Center Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-25

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 2 -- 225 FRANKLIN STREET
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-26

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 2 -- 225 FRANKLIN STREET
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-27

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 2 -- 225 FRANKLIN STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE                   $225,000,000

CUT-OFF DATE BALANCE:              $225,000,000

LOAN PURPOSE                       Refinance

SHADOW RATING (FITCH/S&P):         NAP

FIRST PAYMENT DATE:                August 1, 2006

INTEREST RATE:                     6.192%

AMORTIZATION:                      Interest only

ARD:                               NAP

HYPERAMORTIZATION:                 NAP

MATURITY DATE:                     July 1, 2016

EXPECTED MATURITY BALANCE:         $225,000,000

SPONSOR:                           EOP Operating Limited Partnership

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Locked out until the earlier of June 30, 2009
                                   or 2 years after the REMIC "start-up" day,
                                   with U.S. Treasury defeasance thereafter.
                                   Prepayable without penalty from and after
                                   January 1, 2016.

LOAN PER SF:                       $245.44

UP-FRONT RESERVES:                 Cap Ex(1):             $3,845,000

ONGOING RESERVES:                  RE Tax:                Springing

                                   Insurance:             Springing

                                   TI/LC:                 Springing

                                   Other(2):              Springing

LOCKBOX:                           Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

PROPERTY SUB-TYPE:                 Urban

LOCATION:                          Boston, MA

YEAR BUILT/RENOVATED:              1966 / 1990

PERCENT LEASED(3):                 94.7%

SQUARE FOOTAGE:                    916,722

THE COLLATERAL:                    A 34-story office building

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               Equity Office Management, L.L.C.

3RD MOST RECENT NET OP. INCOME:    $25,411,161

2ND MOST RECENT NET OP. INCOME:    $24,754,338

MOST RECENT NET OP. INCOME:        $26,937,395

U/W NET OP.  INCOME:               $28,551,149

U/W NET CASH FLOW:                 $25,987,198

U/W OCCUPANCY:                     90.0%

APPRAISED VALUE:                   $442,000,000

CUT-OFF DATE LTV:                  50.9%

MATURITY DATE LTV:                 50.9%

DSCR:                              1.84x

POST IO DSCR:                      NAP

--------------------------------------------------------------------------------

(1)   EOP Operating Limited Partnership executed a repairs guaranty for an amount equal to $3,845,000, for the replacement of sealants in the joints between precast concrete panels, in lieu of making a cash deposit into the
      Cap Ex reserve.

(2)   Other reserves include reserves in connection with the termination or reduction of the SSB Realty, LLC lease as detailed in "Escrows and
      Reserves" below.

(3)   Percent Leased is based on the rent roll dated July 1, 2006.

THE 225 FRANKLIN STREET LOAN

      THE LOAN. The second largest loan (the "225 Franklin Street Loan") as evidenced by the Promissory Note (the "225 Franklin Street Note") is secured by a first priority fee Mortgage, Security Agreement and Fixture Filing (the "225
Franklin Street Mortgage") encumbering an approximately 916,722 square foot office building known as 225 Franklin Street, located in Boston, Massachusetts
(the "225 Franklin Street Property"). The 225 Franklin Street Loan was
originated on June 30, 2006 by LaSalle Bank National Association.

      THE BORROWER. The borrower is MA-225 Franklin Street Owner, L.L.C., a
Delaware limited liability company (the "225 Franklin Street Borrower") and owns no material asset other than the 225 Franklin Street Property and related interests. The sponsor of the 225 Franklin Street Borrower is EOP Operating
Limited Partnership. The general partner of EOP Operating Limited Partnership is
Equity Office Properties Trust ("EOP") (NYSE: EOP). EOP, operating through its various subsidiaries and affiliates, has a total office portfolio consisting of whole or partial interests in approximately 597 buildings comprising approximately 109.5 million square feet in approximately 16 states and the
District of Columbia. As of December 31, 2005, EOP had total assets of approximately $23 billion and shareholders equity of approximately $7.8 billion.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-28

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

      THE PROPERTY. The 225 Franklin Street Property is located in Boston,
Massachusetts, at 225 Franklin Street, within the central business district of
Boston and is situated on approximately 1.74 acres. The 225 Franklin Street
Property is located on the block bound by Franklin, High, Oliver, and Pearl
Streets and is improved with a 34-story multi-tenant office building with approximately 916,722 square feet and a two-level below-ground garage accessed from Pearl Street which provides approximately 210 parking spaces. The 225
Franklin Street Property is approximately one and a half miles southwest of
Logan International Airport and provides views of Boston Harbor. The 225
Franklin Street Property was originally constructed in 1966 and renovated in
1990. The largest tenant at the 225 Franklin Street Property is SSB Realty, LLC.
SSB Realty, LLC is a subsidiary of State Street Corporation (NYSE: STT), a financial services corporation.

-------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                  # OF        AVERAGE BASE       % OF TOTAL                    % OF TOTAL BASE    CUMULATIVE % OF
                 LEASES       RENT PER SF        SQUARE FEET   CUMULATIVE %    RENTAL REVENUES   TOTAL BASE RENTAL
    YEAR         ROLLING        ROLLING            ROLLING     OF SF ROLLING       ROLLING       REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------------

   Vacant           1            $ 0.00               5%             5%               0%                 0%
-------------------------------------------------------------------------------------------------------------------
     MTM            0            $ 0.00               0%             5%               0%                 0%
-------------------------------------------------------------------------------------------------------------------
    2006            2            $71.17               1%             6%               2%                 2%
-------------------------------------------------------------------------------------------------------------------
    2007            3            $36.95               8%            15%               8%                 9%
-------------------------------------------------------------------------------------------------------------------
    2008            2            $38.19               1%            15%               0%                10%
-------------------------------------------------------------------------------------------------------------------
    2009            4            $30.81               6%            21%               5%                14%
-------------------------------------------------------------------------------------------------------------------
    2010            4            $53.45              19%            41%              25%                39%
-------------------------------------------------------------------------------------------------------------------
    2011            4            $40.99               5%            46%               5%                44%
-------------------------------------------------------------------------------------------------------------------
    2012            2            $35.46               6%            51%               5%                49%
-------------------------------------------------------------------------------------------------------------------
    2013            1            $38.50               1%            52%               1%                50%
-------------------------------------------------------------------------------------------------------------------
    2014            0            $ 0.00               0%            52%               0%                50%
-------------------------------------------------------------------------------------------------------------------
    2015            2            $43.19              48%           100%              50%               100%
-------------------------------------------------------------------------------------------------------------------
2016 & Beyond       0            $ 0.00               0%           100%               0%               100%
-------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the 225 Franklin Street Property:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL     ANNUALIZED
                            CREDIT RATING                              ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                               (FITCH/         TENANT                 UNDERWRITTEN    UNDERWRITTEN    BASE RENT       LEASE
       TENANT NAME         MOODY'S/S&P)(1)      NRSF      % OF NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

SSB Realty, LLC              AA-/Aa3/AA-        414,848      45%       $18,133,006        48%           $43.71      12/31/2015
-------------------------------------------------------------------------------------------------------------------------------
Fish & Richardson, P.C.       --/--/--           95,412      10%       $ 5,031,075        13%           $52.73      12/31/2010
-------------------------------------------------------------------------------------------------------------------------------
McCarter and English, LLP     --/--/--           60,204       7%       $ 2,217,885         6%           $36.84      04/30/2007
-------------------------------------------------------------------------------------------------------------------------------
DB Alex.  Brown LLC          AA-/Aa3/AA-         49,233       5%       $ 2,788,360         7%           $56.64      10/31/2010
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          619,697      68%        28,170,326        75%           $45.46
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Other Tenants                    NAP            248,318      27%       $ 9,627,311        25%           $38.77       Various
-------------------------------------------------------------------------------------------------------------------------------
Vacant Space                     NAP             48,707       5%       $         0         0%           $ 0.00         NAP
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          916,722     100%       $37,797,637       100%           $43.54(2)
-------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Total/Weighted Average Annualized Underwritten Base Rent ($ Per NRSF)
      excludes vacant space

      ESCROWS AND RESERVES. Upon the occurrence and during the continuation of an Escrow Period, the 225 Franklin Street Borrower is required to escrow (a)
1/12 of estimated annual real estate taxes and insurance premiums monthly and
(b) $76,393.50 monthly, subject to a cap of $3,500,000, into a TI/LC reserve. In lieu of making deposits to the RE Tax Reserve, Insurance Reserve, TI/LC Reserve,
or Lease Termination Rollover Reserve, the 225 Franklin Street Borrower may
deliver to lender a letter of credit or reserve guaranty, subject to certain terms and conditions in the loan documents. An "Escrow Period" will be in effect upon the occurrence of (i) an event of default under the loan documents until the cure of the event of default, (ii) the bankruptcy or insolvency of the 225
Franklin Street Borrower until the emergence of the 225 Franklin Street Borrower from bankruptcy with no adverse consequence to the 225 Franklin Street Property or the 225 Franklin Street Loan, or (iii) the DSCR falls below 1.10x until the
DSCR is equal to or greater than 1.10x for two consecutive quarters.

      Additionally, commencing on October 1, 2014, if SSB Realty, LLC fails to extend the term of its lease on or prior to September 30, 2014 and on each monthly payment date through and including December 1, 2015, the 225 Franklin
Street Borrower will be required to reserve an amount (the "State Street Renewal
Reserve") equal to one-fifteenth of $10,000,000 (less $24.10 per square foot multiplied by

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-29

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

the number of square feet demised to SSB Realty, LLC or any affiliate of SSB
Realty, LLC, for a term extending at least five years beyond the maturity date of the 225 Franklin Street Loan for not less than 95% of fair market value rent)
less any amounts deposited in respect of the State Street Reduction Reserve.
Additionally, an amount equal to $10,000,000, less $24.10 per square foot multiplied by the number of square feet remaining under the SSB Realty, LLC lease (the "State Street Reduction Reserve"), less any State Street Renewal
Reserve amounts will be required to be deposited into a State Street TI/LC reserve if the space leased by SSB Realty, LLC is reduced below 373,364 square feet. EOP Operating Limited Partnership executed a guaranty in lieu of having to make a cash deposit into the State Street TI/LC Funds Reserve. If at any time
EOP Operating Limited Partnership fails to (i) own at least 20% of the ownership interests in the 225 Franklin Street Borrower, and (ii) control the manager of the 225 Franklin Street Property, then the reference to $10,000,000 in the above clauses shall be changed to $15,000,000 and the reference to $24.10 shall be changed to $36.15.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 225 Franklin Street Loan. The lockbox will remain in place until the 225
Franklin Loan has been paid in full.

      PROPERTY MANAGEMENT. The 225 Franklin Street Property is managed by Equity
Office Management, L.L.C., which is an affiliate of EOP Operating Limited
Partnership. The management agreement is subordinate to the 225 Franklin Street
Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The 225 Franklin Street
Borrower may obtain mezzanine financing subject to the satisfaction of certain conditions including but not limited to (i) the mezzanine financing is originated by LaSalle Bank National Association or a mezzanine debt lender described in the loan documents or otherwise approved by the rating agencies,
(ii) an intercreditor agreement approved by the rating agencies and lender is entered into by the mezzanine debt lender and lender acknowledging among other items, the subordination of the mezzanine debt, (iii) the minimum DSCR for the aggregate sum of the indebtedness for the 225 Franklin Street Property and the mezzanine debt is not less than 1.20x, (iv) the aggregate sum of the indebtedness for the 225 Franklin Street Property and the mezzanine debt does not exceed an amount equal to 65% of the fair market value of the 225 Franklin
Street Property based upon a then current appraisal and (v) 225 Franklin Street
Borrower obtains a written affirmation from each of the rating agencies that the credit rating of the certificates will not be qualified, downgraded or withdrawn as a result of such mezzanine debt.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the 225 Franklin Street Loan and the 225 Franklin Street Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                     T-30

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-31

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 3 -- 120 BROADWAY
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-32

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 3 -- 120 BROADWAY
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-33

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 3 -- 120 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):               $215,000,000

CUT-OFF DATE BALANCE(1):           $215,000,000

LOAN PURPOSE:                      Refinance

SHADOW RATING (FITCH/S&P):         BBB-/BBB+

FIRST PAYMENT DATE:                July 8, 2006

INTEREST RATE:                     5.950%

AMORTIZATION:                      Interest only

ARD:                               NAP

HYPERAMORTIZATION:                 NAP

MATURITY DATE:                     June 8, 2013

EXPECTED MATURITY BALANCE(1):      $215,000,000

SPONSORS:                          CalSTRs and Silverstein Properties, Inc.

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Locked out until the earlier of May 9, 2009
                                   or 2 years after the REMIC "start-up" day,
                                   with U.S. Treasury defeasance thereafter.
                                   Prepayable without penalty from and after
                                   March 8, 2013.

LOAN PER SF(1):                    $116.25

UP-FRONT RESERVES:                 Other(2):       $11,453,474

ONGOING RESERVES:                  RE Tax:         Springing

                                   Insurance:      Springing

                                   Cap Ex:         Springing

                                   TI/LC:          Springing

                                   Other(3):       $70,833 / month

LOCKBOX:                           Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

PROPERTY SUB-TYPE:                 Urban

LOCATION:                          New York, NY

YEAR BUILT/RENOVATED:              1915 / 1994-2005

PERCENT LEASED(4):                 82.2%

SQUARE FOOTAGE:                    1,849,394

THE COLLATERAL:                    40-story office building

OWNERSHIP INTEREST:                Leasehold

PROPERTY MANAGEMENT:               Silverstein Properties, Inc.

3RD MOST RECENT NET OP. INCOME:    $23,073,793

2ND MOST RECENT NET OP. INCOME:    $25,141,835

MOST RECENT NET OP. INCOME:        $23,348,826

U/W NET OP. INCOME:                $25,078,996

U/W NET CASH FLOW:                 $22,331,784

U/W OCCUPANCY:                     82.2%

APPRAISED VALUE:                   $470,000,000

CUT-OFF DATE LTV(1):               45.7%

MATURITY DATE LTV(1):              45.7%

DSCR(1):                           1.72x

POST IO DSCR(1):                   NAP

--------------------------------------------------------------------------------

(1)   The subject $215,000,000 loan represents the senior portion of a
      $240,000,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the $215,000,000 senior financing.

(2)   NY Department of Law reserve of $7,272,958 and Tower Insurance reserve of
      $4,180,516.

(3)   Borrower must deposit ground rent on a monthly basis, and a springing rent deposit as well. See "Escrows and Reserves" section below.

(4)   Percent Leased is based on the rent roll as of May 1, 2006.

THE 120 BROADWAY LOAN

      THE LOAN. The third largest loan (the "120 Broadway Loan") as evidenced by the Consolidated, Amended and Restated Promissory Note A-1, the Consolidated,
Amended and Restated Promissory Note A-2 and the Consolidated, Amended and
Restated Promissory Note A-3 (collectively, the "120 Broadway Notes") is secured by a first priority leasehold Consolidated, Amended and Restated Leasehold
Mortgage and Security Agreement (the "120 Broadway Mortgage") encumbering a
1,849,394 square foot building known as the Equitable Building, located in New
York, New York (the "120 Broadway Property"). The 120 Broadway Loan was
originated on May 9, 2006 by or on behalf of Morgan Stanley Mortgage Capital
Inc.

      THE BORROWER. The borrower is 120 Broadway Holdings, LLC, a Delaware limited liability company (the "120 Broadway Borrower") that owns no material asset other than the 120 Broadway Property and related interests. The 120
Broadway Borrower is controlled by the California State Teachers' Retirement
System ("CalSTRs") (80%) and Silverstein Properties, Inc. ("Silverstein") (20%).
CalSTRs is the largest teachers' retirement fund in the United States, with reported assets of $128.9 billion as of June 2005. Silverstein is a Manhattan-

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-34

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

based real estate development and investment firm that owns, manages and has developed more than 20 million square feet of office, residential and retail space.

      THE PROPERTY. The 120 Broadway Property is a landmark 1,849,394 square feet, 40-story Class A office building located in the downtown financial district of Manhattan and bound by Broadway, Nassau Street, Cedar Street and
Pine Street. The building was originally constructed in 1915 and was owned and managed by Silverstein from 1981 until the origination of the 120 Broadway Loan.
In that time, Silverstein invested over $100 million in capital improvements, including $25 million since 1994. The building includes approximately 1,768,455 square feet of office space and 73,011 square feet of retail space. The 120
Broadway Property is situated on an entire city block within walking distance of several subway lines and a few blocks from the World Trade Center site. The largest tenants include the New York Department of Law, Spear, Leeds and
Kellogg, and Tower Insurance. The 120 Broadway Borrower leases the 120 Broadway
Property pursuant to a ground lease that expires in the year 2954. The 120
Broadway Property is subject to a condominium regime.

------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                                                                                    % OF          CUMULATIVE % OF
                                 AVERAGE                                        UNDERWRITTEN       UNDERWRITTEN
                  # OF      UNDERWRITTEN BASE    % OF TOTAL                      TOTAL BASE            TOTAL
                 LEASES        RENT PER SF       SQUARE FEET   CUMULATIVE %    RENTAL REVENUES      BASE RENTAL
    YEAR         ROLLING         ROLLING           ROLLING     OF SF ROLLING       ROLLING       REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------

   Vacant          27            $ 0.00              18%            18%               0%                 0%
------------------------------------------------------------------------------------------------------------------
     MTM           13            $ 8.14               2%            20%               1%                 1%
------------------------------------------------------------------------------------------------------------------
    2006            8            $35.56               4%            24%               6%                 7%
------------------------------------------------------------------------------------------------------------------
    2007            8            $32.27               5%            29%               6%                13%
------------------------------------------------------------------------------------------------------------------
    2008           14            $26.16               9%            38%               9%                22%
------------------------------------------------------------------------------------------------------------------
    2009            8            $37.87              10%            48%              15%                37%
------------------------------------------------------------------------------------------------------------------
    2010            5            $32.71               4%            52%               5%                42%
------------------------------------------------------------------------------------------------------------------
    2011            9            $36.45               4%            56%               6%                48%
------------------------------------------------------------------------------------------------------------------
    2012            5            $25.47               4%            60%               4%                52%
------------------------------------------------------------------------------------------------------------------
    2013            1            $24.50               3%            63%               2%                54%
------------------------------------------------------------------------------------------------------------------
    2014            2            $29.40               0%            63%               0%                54%
------------------------------------------------------------------------------------------------------------------
    2015           10            $30.38               3%            65%               3%                58%
------------------------------------------------------------------------------------------------------------------
2016 & Beyond      19            $30.86              35%           100%              42%               100%
------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the 120 Broadway Property:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL     ANNUALIZED
                            CREDIT RATING                              ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                               (FITCH/         TENANT                 UNDERWRITTEN    UNDERWRITTEN    BASE RENT        LEASE
       TENANT NAME         MOODY'S/S&P)(1)      NRSF      % OF NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

NY Department of Law          AA/Aa3/AA         388,145      21%       $13,790,737         29%          $35.53      Various(2)
-------------------------------------------------------------------------------------------------------------------------------
Spear, Leeds & Kellogg       AA-/Aa3/A+         118,198       6%       $ 4,844,483         10%          $40.99      Various(3)
-------------------------------------------------------------------------------------------------------------------------------
Tower Insurance Company       --/--/--           93,727       5%       $ 2,718,083          6%          $29.00      06/30/2021
-------------------------------------------------------------------------------------------------------------------------------
Lester, Schwab                --/--/--           58,043       3%       $ 1,915,419          4%          $33.00      06/01/2010
-------------------------------------------------------------------------------------------------------------------------------
Emmet, Marvin & Martin        --/--/--           65,071       4%       $ 1,839,511          4%          $28.27      Various(4)
-------------------------------------------------------------------------------------------------------------------------------
Citibank                     AA+/Aa1/AA-         45,748       2%       $ 1,657,717          4%          $36.24      12/31/2007
-------------------------------------------------------------------------------------------------------------------------------
Banco Popular de Puerto
  Rico                         A/A3/A-           71,748       4%       $ 1,560,720          3%          $21.75      04/01/2018
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          840,680      45%       $28,326,669         61%          $33.69
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Other Tenants                    NAP            679,832      37%       $18,468,276         39%          $27.17        Various
-------------------------------------------------------------------------------------------------------------------------------
Vacant Space                     NAP            328,882      18%       $         0          0%          $ 0.00          NAP
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        1,849,394     100%       $46,794,946        100%          $30.78(5)
-------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   For New York Department of Law, 6,129 square feet is MTM, 46,951 square feet expires on June 1, 2018 and 335,065 square feet expires on June 30,
      2018

(3)   For Spear, Leeds & Kellogg, 7,876 square feet expired on April 30, 2006,
      9,475 square feet expires on December 1, 2006, 7,163 square feet expires on December 31, 2006 and 93,684 square feet expires on June 1, 2009

(4)   For Emmet, Marvin & Martin, 12,200 square feet expires on May 1, 2008 and
      52,871 square feet expires on May 30, 2008

(5)   Total/Weighted Average Annualized Underwritten Base Rent ($ Per NRSF)
      excludes vacant space

      ESCROWS AND RESERVES. From and after a Cash Management Trigger Event
(described below), the 120 Broadway Borrower is required to escrow 1/12 of annual real estate taxes, insurance premiums, and $38,000 replacement reserves monthly. The 120 Broadway Borrower is also required to escrow $70,833 monthly on account of ground lease rent. In addition, 120 Broadway Borrower must deposit into a

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-35

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

tenant improvement and leasing commission reserve account any funds paid by tenants in connection with lease terminations from time to time. A Cash
Management Trigger Event is defined as either one or both of (a) the occurrence of an Event of Default under the loan agreement or the senior mezzanine loan agreement, or (b) the DSCR falling below 1.20x. If rent is received one month in advance, and is greater than $100,000, the borrower must deposit into a pre-paid rent escrow.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 120 Broadway Loan. The lockbox will remain in place until the 120 Broadway
Loan has been paid in full. Upon the occurrence of a Cash Trap Trigger
(described below), in addition to funding the reserves noted above, all excess funds will be held in a cash trap account. Trapped money will be used solely to fund capital improvements, leasing commissions and tenant improvements, provided an Event of Default does not exist. A Cash Trap Trigger is defined as either one or both of (a) the occurrence of an Event of Default under the loan agreement or the senior mezzanine loan agreement, or (b) the DSCR falling below 1.10x. All amounts in such reserve shall be released at such a time as the DSCR equals or exceeds 1.20x for three consecutive calendar months.

      PROPERTY MANAGEMENT. The 120 Broadway Property is managed by Silverstein
Properties, Inc., a sponsor of the 120 Broadway Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Pursuant to a senior mezzanine loan agreement dated May 9, 2006, Morgan Stanley Mortgage Capital
Inc., as senior mezzanine lender, made a $45,000,000 mezzanine loan to 120
Broadway SM, LLC, the parent of the 120 Broadway Borrower. The parent company of the mezzanine borrower may also obtain additional mezzanine financing, subject to certain conditions, including: (i) the LTV, including the 120 Broadway Loan, shall be at or less than 85%, (ii) the DSCR, including the 120 Broadway Loan and the senior mezzanine loan, shall be not less than 1.20x and (iii) an intercreditor agreement acceptable to the lender. If these conditions or any other listed in the loan agreement are not satisfied, the parent company of the mezzanine borrower may obtain the lender's consent for a mezzanine loan by obtaining rating agency confirmation.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The 120
Broadway Property is additionally encumbered by a $25,000,000 B-Note subordinate to the 120 Broadway Note.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the 120 Broadway Loan and the 120
Broadway Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-36

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-37

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 4-10 -- G&L PORTFOLIO
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-38

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 4-10 -- G&L PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-39

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 4-10 -- G&L PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                  $142,250,000

CUT-OFF DATE BALANCE:              $142,250,000

LOAN PURPOSE:                      Refinance

SHADOW RATING (FITCH/S&P):         NAP

FIRST PAYMENT DATE:                September 1, 2006

INTEREST RATE:                     6.180%

AMORTIZATION:                      Interest only

ARD:                               August 1, 2016

HYPERAMORTIZATION:                 After the ARD, the loan interest rate steps
                                   up to the greater of (i) 8.68% or (ii) U.S.
                                   Treasury Issue rounded to the nearest basis
                                   point plus 2.5%.

MATURITY DATE:                     August 1, 2046

EXPECTED ARD BALANCE:              $142,250,000

SPONSOR:                           G&L Realty Partnership, L.P.

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Locked out until the earlier of July 20, 2009
                                   or 2 years after the REMIC "start-up" day,
                                   with U.S. Treasury defeasance or the payment
                                   of the greater of yield maintenance premium
                                   and 1% of the principal balance thereafter.
                                   Prepayable without penalty from and after
                                   August 1, 2015.

LOAN PER SF:                       $421.75

UP-FRONT RESERVES:                 None

ONGOING RESERVES:                  RE Tax:         Springing

                                   Insurance:      Springing

LOCKBOX:                           Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Portfolio of 7 assets

PROPERTY TYPE:                     Various

PROPERTY SUB-TYPE:                 Various

LOCATION:                          See table below

YEAR BUILT/RENOVATED:              See table below

PERCENT LEASED(1):                 96.8%

SQUARE FOOTAGE:                    337,286

THE COLLATERAL:                    6 multi-tenant medical office buildings and 1
                                   retail/parking garage

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               G&L Realty Partnership

3RD MOST RECENT NET OP. INCOME:    $9,369,166

2ND MOST RECENT NET OP. INCOME:    $9,758,349

MOST RECENT NET OP. INCOME:        $10,092,866

U/W NET OP. INCOME:                $11,228,087

U/W NET CASH FLOW:                 $10,714,486

U/W OCCUPANCY:                     97.0%

APPRAISED VALUE:                   $186,400,000

CUT-OFF DATE LTV:                  76.3%

ARD DATE LTV:                      76.3%

DSCR:                              1.20x

POST IO DSCR:                      NAP

--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated July 20, 2006.

THE G&L PORTFOLIO LOAN

      THE LOAN. The fourth largest loan (the "G&L Portfolio Loan") as evidenced by a Promissory Note A and a Promissory Note B (the "G&L Portfolio Note") is
secured by a first priority fee Deed of Trust and Security Agreement (the "G&L
Portfolio Mortgage") encumbering six medical office buildings and one retail building/parking garage that total 337,286 square feet known as the G&L
Portfolio, located in California (the "G&L Portfolio Property"). The G&L
Portfolio Loan was originated on July 20, 2006 by or on behalf of Principal
Commercial Funding II, LLC and Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is comprised of s single purpose, bankruptcy remote, limited liability companies including 435 Bedford LLC, 416 Bedford LLC,
415 Bedford LLC, 405 Bedford LLC, G&L 4150 Regents LLC, G&L Lyons, LLC, and G&L
Sherman Oaks LLC (the "G&L Portfolio Borrower"). Each of the single purpose entities listed previously is solely comprised of G&L Realty Partnership, L.P and each entity owns one of the seven properties (identifiable by the name of the entity) in the portfolio. G&L Realty Partnership L.P. is comprised of the following members: G&L Realty Properties, LLC (general partner and 94.68%),
Daniel Gottlieb (1.92%), Milner Investment Corporation (1.75%) and Steven
Lebowitz (1.65%). G&L Realty Properties, LLC is owned by Daniel Gottlieb (54%)
and Steven Lebowitz (46%), both of which are managing members. The liability carve-outs are guaranteed by G&L Realty Partnership, L.P.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-40

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

      THE PROPERTY. The G&L Portfolio Property is comprised of six medical office buildings and one retail building/parking garage that total 337,286 square feet and 6.87 acres of land. Four of the seven properties are located in
Beverly Hills within "The Golden Triangle" while the other properties are located within Sherman Oaks, La Jolla, and Santa Clarita. The general layout of the properties consist of ground floor retail with the remaining floors being occupied by medical office tenants or in one case, a parking garage. The buildings were constructed between 1946 and 1988 with various renovations between 1984 and 2005. Parking ratios range between 0.00/1,000 square feet and
4.89/1,000 square feet. The Beverly Hills medical office properties do not have on-site parking, however, tenants and visitors can use the parking garages at
415 N Bedford Dr. (part of the G&L Portfolio Property) and 436 N Bedford Dr., which is owned by an affiliate of the G&L Portfolio Borrower. There are also various public parking lots throughout the Golden Triangle area along with street parking. Each of the properties is located within a maximum of 1.5 miles of a major hospital in an established medical office location.

-----------------------------------------------------------------------------------------------------------------
                                                         % OF
                                                         TOTAL
                                          ALLOCATED      LOAN    OWNERSHIP        YEAR         PERCENT   SQUARE
        PROPERTY            LOCATION     LOAN AMOUNT    AMOUNT   INTEREST    BUILT/RENOVATED   LEASED    FOOTAGE
-----------------------------------------------------------------------------------------------------------------

G&L Portfolio - Regents    La Jolla,
  Medical Center           CA            $ 26,180,000    18.4%      Fee        1988 / NAP       99.9%    66,836
-----------------------------------------------------------------------------------------------------------------
G&L Portfolio - 435        Beverly                                            1959, 1969 /
  North Bedford            Hills, CA     $ 25,870,000    18.2%      Fee        1984, 1986      100.0%    55,268
-----------------------------------------------------------------------------------------------------------------
G&L Portfolio - 405        Beverly
  Bedford                  Hills, CA     $ 23,430,000    16.5%      Fee        1948 / 1988      95.9%    47,923
-----------------------------------------------------------------------------------------------------------------
G&L Portfolio - 416        Beverly
  Bedford                  Hills, CA     $ 19,380,000    13.6%      Fee        1946 / 1987      99.4%    41,121
-----------------------------------------------------------------------------------------------------------------
G&L Portfolio - Sherman    Sherman
  Oaks Medical             Oaks, CA      $ 19,000,000    13.4%      Fee        1968 / 1995      93.2%    70,219
-----------------------------------------------------------------------------------------------------------------
G&L Portfolio - Lyons      Santa
  Building                 Clarita, CA   $ 16,560,000    11.6%      Fee        1988 / 2005      93.8%    49,776
-----------------------------------------------------------------------------------------------------------------
G&L Portfolio - 415        Beverly
  Bedford                  Hills, CA     $ 11,830,000     8.3%      Fee        1955 / NAP       88.1%     6,143
-----------------------------------------------------------------------------------------------------------------

(1)   Allocated Loan Amounts are based on the whole loan amount of $142,250,000.

------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                                                                                                    CUMULATIVE
                                                                                                    % OF TOTAL
                  # OF        AVERAGE BASE          % OF                       % OF TOTAL BASE     UNDERWRITTEN
                 LEASES        RENT PER SF        TOTAL SF     CUMULATIVE %    RENTAL REVENUES        RENTAL
    YEAR         ROLLING         ROLLING           ROLLING     OF SF ROLLING       ROLLING       REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------

   Vacant          11            $ 0.00               3%             3%               0%                 0%
------------------------------------------------------------------------------------------------------------------
     MTM            0            $ 0.00               0%             4%               0%                 0%
------------------------------------------------------------------------------------------------------------------
    2006           24            $35.82              10%            13%              10%                10%
------------------------------------------------------------------------------------------------------------------
    2007           68            $31.34              18%            31%              16%                26%
------------------------------------------------------------------------------------------------------------------
    2008           35            $39.92              16%            47%              18%                44%
------------------------------------------------------------------------------------------------------------------
    2009           23            $39.78              12%            59%              13%                57%
------------------------------------------------------------------------------------------------------------------
    2010           37            $33.25              19%            77%              18%                75%
------------------------------------------------------------------------------------------------------------------
    2011           25            $37.31               9%            86%               9%                84%
------------------------------------------------------------------------------------------------------------------
    2012            4            $57.33               2%            88%               4%                88%
------------------------------------------------------------------------------------------------------------------
    2013            2            $34.70               2%            91%               2%                90%
------------------------------------------------------------------------------------------------------------------
    2014            3            $42.62               1%            92%               2%                92%
------------------------------------------------------------------------------------------------------------------
    2015            4            $39.10               3%            95%               3%                95%
------------------------------------------------------------------------------------------------------------------
2016 & Beyond      10            $34.45               5%           100%               5%               100%
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-41

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

The following table presents certain information relating to the major tenants at the G&L Portfolio Property:

-------------------------------------------------------------------------------------------------------------------------------
                            CREDIT RATING                                              % OF TOTAL      ANNUALIZED
                               (FITCH/          TENANT                  ANNUALIZED      ANNUALIZED     BASE RENT       LEASE
      TENANT NAME           MOODY'S/S&P)         NRSF      % OF NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)  EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

Specialty Surgical Center     --/--/--            6,211       2%       $   357,036          3%          $57.48      08/31/2009
-------------------------------------------------------------------------------------------------------------------------------
UCSD Orthomed                 --/--/--           11,166       3%       $   324,228          3%          $29.04      01/31/2007
-------------------------------------------------------------------------------------------------------------------------------
Fleming & Mayer, MD's         --/--/--            5,141       2%       $   242,784          2%          $47.23      11/30/2008
-------------------------------------------------------------------------------------------------------------------------------
POLA U.S.A., Inc.             --/--/--            2,348       1%       $   232,452          2%          $99.00      10/31/2012
-------------------------------------------------------------------------------------------------------------------------------
Valencia Surgical Center      --/--/--            7,435       2%       $   213,240          2%          $28.68      04/30/2010
-------------------------------------------------------------------------------------------------------------------------------
Triad Inc. & SO Health
  System                      --/--/--            6,148       2%       $   198,204          2%          $32.24      05/31/2010
-------------------------------------------------------------------------------------------------------------------------------
John D. Hofbauer/Laura
  E. Fox                      --/--/--            4,130       1%       $   182,220          2%          $44.12      12/31/2015
-------------------------------------------------------------------------------------------------------------------------------
G&L Realty Corp.              --/--/--            3,880       1%       $   180,624          2%          $46.55      02/28/2018
-------------------------------------------------------------------------------------------------------------------------------
Robert Hutcherson, M.D.       --/--/--            4,005       1%       $   179,472          2%          $44.81      03/31/2008
-------------------------------------------------------------------------------------------------------------------------------
Gary Alter, M.D.              --/--/--            3,429       1%       $   164,052          1%          $47.84      04/30/2009
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           53,893      16%       $ 2,274,312         19%          $42.20
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Other Tenants                    NAP            272,503      81%       $ 9,587,255         81%          $35.18        Various
-------------------------------------------------------------------------------------------------------------------------------
Vacant Space                     NAP             10,890       3%       $         0          0%          $ 0.00          NAP
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          337,286     100%       $11,861,567        100%          $36.34(1)
-------------------------------------------------------------------------------------------------------------------------------

(1)   Total/Weighted Average Annualized Base Rent ($ Per NRSF) excludes vacant space

      ESCROWS AND RESERVES. Upon the occurrence of an event of default, the G&L
Portfolio Borrower is required to deposit monthly 1/12 of the estimated annual taxes and insurance premium costs.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the G&L Portfolio. The lockbox will remain in place until the G&L Portfolio Loan has been paid in full.

      PROPERTY MANAGEMENT. The G&L Portfolio Property is managed by G&L Realty
Partnership which is an affiliate of the G&L Portfolio Borrower. The management agreement is subordinate to the G&L Portfolio Loan. G&L Realty Partnership was
formed in 1976 and is an owner and manager of medical office properties in
Southern California. G&L Realty Partnership owns and manages a total of twelve medical office buildings and one parking facility totaling approximately 688,000 square feet with an overall occupancy of approximately 99.1%.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Future mezzanine financing is permitted subject to various conditions including: (i) the amount will not result in an aggregate LTV greater than 80% and DSCR less than 1.10x, (ii)
lender must approve the mezzanine lender and financing documents and the lender shall enter into an intercreditor agreement with the mezzanine lender and (iii)
the ability to obtain mezzanine debt is personal to the current G&L Portfolio
Borrower and any successor or assign of the G&L Portfolio Borrower under the G&L
Portfolio Loan.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. The G&L Portfolio Borrower may request the release of not more than three properties subject to a paydown of the allocated loan amount as stated in the loan documents plus a make whole premium or defeasance of the allocated loan amount. The G&L Borrower must also meet certain conditions, including that anytime after the release of one or more parcels described in the loan documents (i) the DSCR of the remaining properties must be 1.20x or greater and (ii) LTV of the remaining properties must not exceed 76%.

      Certain additional information regarding the G&L Portfolio Loan and the
G&L Portfolio Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-42

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-43

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 11-13 -- MILLENNIUM RETAIL PORTFOLIO
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-44

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 11-13 -- MILLENNIUM RETAIL PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-45

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 11-13 -- MILLENNIUM RETAIL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                  $110,000,000

CUT-OFF DATE BALANCE:              $109,792,488

LOAN PURPOSE:                      Refinance

SHADOW RATING (FITCH/S&P):         NAP

FIRST PAYMENT DATE:                July 7, 2006

INTEREST RATE:                     5.862%

AMORTIZATION:                      360 months

ARD:                               NAP

HYPERAMORTIZATION:                 NAP

MATURITY DATE:                     June 7, 2016

EXPECTED MATURITY BALANCE:         $93,101,291

SPONSOR:                           Millennium Partners, ERGO
                                   Versicherungsgruppe AG, Provinzial Rheinland
                                   Lebensversicherung AG

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Locked out until the earlier to occur of (i)
                                   2 years after the REMIC "start-up" day and
                                   (ii) June 1, 2009, with U.S. Treasury
                                   defeasance thereafter. Prepayable without
                                   penalty from and after February 8, 2016.

LOAN PER SF:                       $261.78

UP-FRONT RESERVES:                 None

ONGOING RESERVES:                  Other(1):           Springing

LOCKBOX:                           None

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Portfolio of 3 assets

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Unanchored

LOCATION:                          Washington D.C. (2); San Francisco, CA

YEAR BUILT/RENOVATED:              2000-2002 / NAP

PERCENT LEASED(2):                 88.4%

SQUARE FOOTAGE:                    419,403

THE COLLATERAL:                    The commercial condominium units at the
                                   Ritz-Carlton, Washington; the Ritz-Carlton,
                                   Georgetown and the Four Seasons, San
                                   Francisco; and the fee interests in 735
                                   Market Street in San Francisco

OWNERSHIP INTEREST:                Fee / Leasehold

PROPERTY MANAGEMENT:               Millennium Partners California Property
                                   Management LLC and Millennium Partners
                                   Washington Property Management LLC

3RD MOST RECENT NET OP. INCOME:    NAP

2ND MOST RECENT NET OP. INCOME:    $9,235,696

MOST RECENT NET OP. INCOME:        $10,795,657

U/W NET OP. INCOME:                $10,533,309

U/W NET CASH FLOW:                 $9,921,601

U/W OCCUPANCY:                     88.4%

APPRAISED VALUE:                   $187,500,000

CUT-OFF DATE LTV:                  58.6%

MATURITY DATE LTV:                 49.7%

DSCR:                              1.27x

POST IO DSCR:                      NAP

--------------------------------------------------------------------------------

(1)   Borrower is required to escrow lease termination fees. See "Escrows and
      Reserves" section below.

(2)   Based on the underwritten rent roll as of May 1, 2006.

THE MILLENNIUM RETAIL PORTFOLIO LOAN

      THE LOAN. The fifth largest loan (the "Millennium Retail Portfolio Loan")
as evidenced by the Promissory Note (the "Millennium Retail Portfolio Note") is
secured by three properties, each comprising retail and other commercial space attached to luxury hotels (the "Millennium Retail Portfolio Property"). Two properties are located in Washington D.C. (the "Millennium DC" and "Millennium
Georgetown" properties) and the third in San Francisco, California (the
"Millennium SF" property). The Millennium DC property is a condominium interest in a fee estate, the Millennium Georgetown property is a fee estate, and the
Millennium SF property is comprised of a fee estate and a leasehold estate.
These properties are encumbered in the case of the Millennium DC property by a first priority Amended and Restated Deed of Trust and Security Agreement; in the
case of the Millennium Georgetown property by a first priority Amended and
Restated Deed of Trust and Security Agreement; and in the case of the Millennium
San Francisco property by a first priority Fee and Leasehold Deed of Trust and
Security Agreement (collectively, the "Millennium Retail Portfolio Mortgage").
The Millennium Retail Portfolio Loan was originated on June 1, 2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is a group of single-purpose entities, none of which own any material assets other than the Millennium Retail Portfolio
Property and related interests. The entities are Millennium CAF II LLC in its capacity as trustee of Millennium Washington Commercial Trust and also in its capacity as trustee of Millennium Georgetown Commercial Trust, Millennium
Washington Commercial Co LLC, Millennium Georgetown Commercial Co LLC,
Millennium Market Street I LLC, and CB-1 Commercial Co LLC,

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-46

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

jointly and severally (collectively, the "Millennium Retail Portfolio
Borrower"). Each of these entities is owned and controlled by a joint venture among Millennium Partners, LLC and subsidiaries of two German insurance firms,
Provinzial Rheinland Lebensversicherung AG and ERGO Versicherungsgruppe AG.

      THE PROPERTY. The Millennium Retail Portfolio Property is comprised of the
Millennium DC, Millennium Georgetown, and Millennium SF properties. The three properties together comprise 419,403 square feet and are 88.4% leased in the aggregate.

      The Millennium DC property consists of the commercial condominium units at the Ritz-Carlton, Washington at the corner of M Street and 22nd Street in
Washington D.C. The property was built in 2000 and is 93.5% leased to six tenants, the largest of which are Sports Club/LA (98,076 square feet) and CVS
(13,600 square feet). It is comprised of 131,003 square feet of retail space and a 675-space indoor parking garage.

      The Millennium Georgetown property consists of the commercial condominium units at the Ritz-Carlton, Georgetown at 3111 K Street in the Georgetown area of
Washington D.C. The property was built in 2002 and is 100% leased to seven tenants, the largest of which is a 13-screen Loews movie theater (71,762 square feet). It is comprised of 80,265 square feet of retail space and a 360-space parking garage.

      The Millennium SF property consists of (i) the commercial condominium units at the Four Seasons, San Francisco at 737 Market Street in San Francisco,
CA, (ii) a ground leased retail parcel located adjacent to the hotel and (iii)
the fee interests in 735 Market Street in San Francisco, a 29,772 square foot office building (including 7,870 square feet of ground level retail space). The property was built in 2001 and is 80.7% leased. The largest tenant is Sports
Club/LA (114,542 square feet). The ground lease expires in 2046, with two
15-year extension terms. The ground lease may be terminated in the event of the demolition of the adjacent San Francisco Marriott after August 26, 2026.

      In January 2006, an affiliate of Millennium Partners, LLC purchased six
Sports Club/LA facilities, including the two clubs located in the Millennium
Retail Portfolio Property.

--------------------------------------------------------------------------------------------------------------------------
                                             ALLOCATED
                                               LOAN       PROPERTY      OWNERSHIP      YEAR BUILT/                SQUARE
      PROPERTY          LOCATION             AMOUNT(1)      TYPE        INTEREST        RENOVATED     OCCUPANCY   FOOTAGE
--------------------------------------------------------------------------------------------------------------------------

Millennium SF           San Francisco, CA   $51,333,333    Retail    Fee / Leasehold    2001 / NAP      80.7%     208,135
--------------------------------------------------------------------------------------------------------------------------
Millennium DC           Washington D.C.     $38,896,000    Retail          Fee          2000 / NAP      93.5%     131,003
--------------------------------------------------------------------------------------------------------------------------
Millennium Georgetown   Washington D.C.     $19,770,667    Retail          Fee          2002 / NAP     100.0%      80,265
--------------------------------------------------------------------------------------------------------------------------

(1)   Allocated Loan Amounts are based on the whole loan amount of $110,000,000 and in accordance with their appraised value. The allocated loan amount for Millennium SF is $40,000,000 per the mortgage loan documents

------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                                                                                 % OF TOTAL       CUMULATIVE % OF
                                 AVERAGE                                        UNDERWRITTEN       UNDERWRITTEN
                  # OF      UNDERWRITTEN BASE    % OF TOTAL     CUMULATIVE      BASE RENTAL         TOTAL BASE
                 LEASES        RENT PER SF       SQUARE FEET       % OF           REVENUES        RENTAL REVENUES
    YEAR         ROLLING         ROLLING           ROLLING      SF ROLLING        ROLLING             ROLLING
------------------------------------------------------------------------------------------------------------------

   Vacant           6            $  0.00             12%            12%               0%                 0%
------------------------------------------------------------------------------------------------------------------
     MTM            0            $  0.00              0%            12%               0%                 0%
------------------------------------------------------------------------------------------------------------------
    2006            0            $  0.00              0%            12%               0%                 0%
------------------------------------------------------------------------------------------------------------------
    2007            3            $ 27.03              2%            14%               2%                 2%
------------------------------------------------------------------------------------------------------------------
    2008            1            $ 36.00              0%            14%               0%                 2%
------------------------------------------------------------------------------------------------------------------
    2009            0            $  0.00              0%            14%               0%                 2%
------------------------------------------------------------------------------------------------------------------
    2010            2            $ 29.49              2%            16%               2%                 4%
------------------------------------------------------------------------------------------------------------------
    2011            1            $ 13.07              4%            19%               2%                 5%
------------------------------------------------------------------------------------------------------------------
    2012            1            $156.60              2%            22%              13%                18%
------------------------------------------------------------------------------------------------------------------
    2013            1            $ 43.46              0%            22%               0%                18%
------------------------------------------------------------------------------------------------------------------
    2014            2            $ 38.52              1%            23%               1%                19%
------------------------------------------------------------------------------------------------------------------
    2015            3            $ 57.91              1%            24%               3%                22%
------------------------------------------------------------------------------------------------------------------
2016 & Beyond       9            $ 31.48             76%           100%              78%               100%
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-47

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

The following table presents certain information relating to the major tenants at the Millennium Retail Portfolio Property:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL    ANNUALIZED
                            CREDIT RATING                              ANNUALIZED       ANNUALIZED   UNDERWRITTEN
                               (FITCH/          TENANT                UNDERWRITTEN     UNDERWRITTEN    BASE RENT      LEASE
      TENANT NAME          MOODY'S/S&P)(1)       NRSF     % OF NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

Sports Club/LA                --/--/--          212,618      51%       $ 6,800,000         53%         $ 31.98      Various(2)
-------------------------------------------------------------------------------------------------------------------------------
Loews Cinemas                CCC/Caa1/B          71,762      17%       $ 1,750,000         14%         $ 24.39      11/30/2022
-------------------------------------------------------------------------------------------------------------------------------
St. John Knits                --/B1/B+           10,250       2%       $ 1,605,153         13%         $156.60      05/31/2012
-------------------------------------------------------------------------------------------------------------------------------
CVS                         BBB/Baa2/BBB+        13,600       3%       $   584,800          5%         $ 43.00      01/31/2020
-------------------------------------------------------------------------------------------------------------------------------
Golfsmith                      --/B2/B            7,870       2%       $   334,475          3%         $ 42.50      02/28/2020
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          316,100      75%       $11,074,428         86%         $ 35.03
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Other Tenants                    NAP             54,582      13%       $ 1,729,449         14%         $ 31.69        Various
-------------------------------------------------------------------------------------------------------------------------------
Vacant Space                     NAP             48,721      12%       $         0          0%         $  0.00          NAP
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          419,403     100%       $12,803,877        100%         $ 34.54(3)
-------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   The Sports Club/LA is a tenant at both the Millennium DC property and at the Millennium San Francisco property. 98,076 square feet leased at the
      Washington D.C. property expires on October 31, 2020. 114,542 square feet leased at the San Francisco property expires on September 30, 2021.

(3)   Total/Weighted Average Annualized Base Rent ($ Per NRSF) excludes vacant space.

      ESCROWS AND RESERVES. The Millennium Retail Portfolio Borrower must deposit with the lender any lease termination payments, to be released for tenant improvements, leasing commissions and rent shortfalls.

      LOCKBOX AND CASH MANAGEMENT. None.

      PROPERTY MANAGEMENT. The Millennium SF property is managed by Millennium
Partners California Property Management LLC and the Millennium DC and Millennium
Georgetown properties are managed by Millennium Partners Washington Property
Management LLC, which are affiliates of Millennium Partners. The management agreement is subordinate to the Millennium Retail Portfolio Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.
However, the Millennium Retail Portfolio Borrower may without the lender's consent grant a lien or otherwise encumber the facade of 735 Market Street, San
Francisco, CA in favor of any governmental authority or non-profit entity for purposes of gaining historical preservation tax credits or deductions.

      RELEASE OF PARCELS. From and after the earlier to occur of (i) the second anniversary of the REMIC start-up date and (ii) June 1, 2009, the Millennium
Retail Portfolio Borrower may obtain the release of (1) the parking garage located at the Ritz-Carlton, Washington (which has an allocated loan amount of
$11,000,000), (2) the parking garage located at the Ritz-Carlton, Georgetown
(which has an allocated loan amount of $15,000,000), (3) the ground leased parcel at the Millennium SF property (which has an allocated loan amount of
$12,000,000) or (4) the entire Millennium SF property (which has an allocated loan amount of $40,000,000, or $25,000,000 if the ground leased parcel at the property has previously been released or defeased), provided certain conditions are met, including: (i) delivery of defeasance collateral in the amount of 125%
of the applicable foregoing allocated loan amount (100% of the allocated loan amount in the case of the entire Millennium SF property), (ii) the DSCR is not reduced as a result of such partial defeasance, (iii) the LTV is not increased as a result of such defeasance and (iii) delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the partial defeasance.

      Also, the Millennium Retail Portfolio Borrower may also obtain a partial release prior to the second anniversary of the REMIC "start up" with respect to either (1) the entire Millennium SF property or (2) the ground leased parcel at the Millennium SF property, provided that, among other conditions, (i) no event of default is continuing, (ii) borrower pays (a) $40,000,000 with respect to the entire Millennium SF property or (b) $15,000,000 with respect to the ground leased parcel at the Millennium SF property and (iii) borrower pays a yield maintenance premium with respect to the amount described in the preceding clause.

      In addition, at any time, the Millennium Retail Portfolio Borrower may convert its fee interests in 735 Market Street to a condominium regime and obtain release of the 5th and 6th floors of the property, provided certain conditions are met as provided in the loan agreement. No rent has been underwritten from this space and no appraised value has been attributed to it.

      Certain additional information regarding the Millennium Retail Portfolio
Loan and the Millennium Retail Portfolio Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-48

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-49

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 14 -- 80 BROAD STREET
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-50

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 14 -- 80 BROAD STREET
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-51

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 14 -- 80 BROAD STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                  $75,000,000

CUT-OFF DATE BALANCE:              $75,000,000

LOAN PURPOSE:                      Refinance

SHADOW RATING (FITCH/S&P):         NAP

FIRST PAYMENT DATE:                July 9, 2006

INTEREST RATE:                     6.3167%

AMORTIZATION:                      Interest only through June 9, 2011. Principal
                                   and interest payments of $465,046.00
                                   beginning July 9, 2011 through the maturity
                                   date.

ARD:                               NAP

HYPERAMORTIZATION:                 NAP

MATURITY DATE:                     June 9, 2016

EXPECTED MATURITY BALANCE:         $70,546,503

SPONSOR:                           Kent M. Swig

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Locked out until the earlier of June 9, 2009
                                   or 2 years after the REMIC "start-up" day,
                                   with U.S. Treasury defeasance thereafter.
                                   Prepayable at par from and after March 9,
                                   2016.

LOAN PER SF:                       $188.69

UP-FRONT RESERVES:                 Insurance:         $211,394

                                   Cap Ex:            $4,500,000

                                   TI/LC:             $4,500,000

                                   Other(1):          $500,000

ONGOING RESERVES:                  RE Tax:            $112,219 / month

                                   Insurance:         $26,424 / month

                                   TI/LC:             Springing

LOCKBOX:                           Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

PROPERTY SUB-TYPE:                 Urban

LOCATION:                          New York, NY

YEAR BUILT/RENOVATED:              1935 / 2006

PERCENT LEASED(2):                 83.3%

SQUARE FOOTAGE:                    397,485

THE COLLATERAL:                    36-story office building

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               Swig Equities, LLC

3RD MOST RECENT NET OP. INCOME:    NAP

2ND MOST RECENT NET OP. INCOME:    NAP

MOST RECENT NET OP. INCOME:        $5,551,411

U/W NET OP. INCOME:                $6,202,670

U/W NET CASH FLOW:                 $6,143,445

U/W OCCUPANCY(3):                  91.5%

APPRAISED VALUE:                   $113,500,000

CUT-OFF DATE LTV:                  66.1%

MATURITY DATE LTV:                 62.2%

DSCR(3):                           1.28x

POST IO DSCR(3):                   1.10x

--------------------------------------------------------------------------------

(1)   Debt Service Reserve. See "Escrows and Reserves" below.

(2)   Occupancy is based on the rent roll dated July 10, 2006.

(3)   Underwriting gives credit to approximately 32,676 square feet of master leased space (through a "Contribution Agreement") guaranteed by the loan sponsor, Kent M. Swig. The master leased space generates approximately
      $720,922 of UCF.

THE 80 BROAD STREET LOAN

      THE LOAN. The sixth largest loan (the "80 Broad Street Loan") as evidenced by the Promissory Note (the "80 Broad Street Note") is secured by a first priority fee Consolidated, Amended and Restated Mortgage, Assignment of Leases
and Rents and Security Agreement (the "80 Broad Street Mortgage") encumbering the 397,485 square foot office building known as 80 Broad Street, located in New
York, New York (the "80 Broad Street Property"). The 80 Broad Street Loan was
originated on June 9, 2006 by or on behalf of Morgan Stanley Mortgage Capital
Inc.

      THE BORROWER. The borrower is 80 Broad, LLC, a Delaware limited liability company (the "80 Broad Street Borrower") that owns no material asset other than the 80 Broad Street Property and related interests. The 80 Broad Street Borrower is a bankruptcy-remote special purpose entity, and is indirectly controlled by the sponsor of the 80 Broad Street Loan, Kent M. Swig. Mr. Swig is the President
of Swig Equities, LLC, a real estate development, investment and management firm. He is also the chairman of Swig Company, which owns approximately 11 million square feet of commercial property.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-52

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

      THE PROPERTY. The 80 Broad Street Property is located in New York, New
York, at the corner of William and Broad Streets, in downtown Manhattan. The 80
Broad Street Property was originally constructed in 1935 and renovated in 2006.
It consists of a 397,485 rentable square foot, thirty-six story, art deco style office building. The 80 Broad Street Property is situated on approximately 0.30 acres and includes no parking spaces.

------------------------------------------------------------------------------------------------------------------
                                            LEASE ROLLOVER SCHEDULE(1)

                                                                                    % OF          CUMULATIVE % OF
                                 AVERAGE                                        UNDERWRITTEN       UNDERWRITTEN
                  # OF      UNDERWRITTEN BASE    % OF TOTAL                      TOTAL BASE            TOTAL
                 LEASES        RENT PER SF       SQUARE FEET   CUMULATIVE %    RENTAL REVENUES      BASE RENTAL
    YEAR         ROLLING         ROLLING           ROLLING     OF SF ROLLING       ROLLING       REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------

   Vacant          10            $ 0.00              17%            17%               0%                 0%
------------------------------------------------------------------------------------------------------------------
     MTM            0            $ 0.00               0%            17%               0%                 0%
------------------------------------------------------------------------------------------------------------------
    2006            5            $24.76               3%            19%               3%                 3%
------------------------------------------------------------------------------------------------------------------
    2007            3            $16.82               5%            24%               4%                 7%
------------------------------------------------------------------------------------------------------------------
    2008            6            $25.28               5%            30%               6%                13%
------------------------------------------------------------------------------------------------------------------
    2009            5            $26.18               6%            35%               7%                20%
------------------------------------------------------------------------------------------------------------------
    2010            9            $29.30              18%            53%              24%                43%
------------------------------------------------------------------------------------------------------------------
    2011            9            $25.07              25%            79%              29%                72%
------------------------------------------------------------------------------------------------------------------
    2012            2            $24.27               4%            83%               5%                77%
------------------------------------------------------------------------------------------------------------------
    2013            6            $27.26               7%            90%               9%                86%
------------------------------------------------------------------------------------------------------------------
    2014            3            $24.07               5%            96%               6%                92%
------------------------------------------------------------------------------------------------------------------
    2015            3            $49.17               2%            97%               3%                95%
------------------------------------------------------------------------------------------------------------------
2016 & Beyond       5            $34.87               3%           100%               5%               100%
------------------------------------------------------------------------------------------------------------------

(1)   The Lease Rollover Schedule does not reflect the approximately 32,676 square feet of master lease space as occupied. The master lease is in place in whole or part until the subject property is approximately 91.5%
      leased.

The following table presents certain information relating to the major tenants at the 80 Broad Street Property:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL     ANNUALIZED
                            CREDIT RATING                              ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                               (FITCH/         TENANT                 UNDERWRITTEN    UNDERWRITTEN    BASE RENT        LEASE
      TENANT NAME          MOODY'S/S&P)(1)      NRSF      % OF NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

HQ Global Workplaces(2)       --/--/--           42,390      11%       $  649,980           7%          $15.33      08/31/2011
-------------------------------------------------------------------------------------------------------------------------------
Aegis Communications          --/--/--           24,098       6%       $  576,646           7%          $23.93      05/31/2011
-------------------------------------------------------------------------------------------------------------------------------
LVI Services                  --/--/--           14,130       4%       $  561,402           6%          $39.73      08/31/2011
-------------------------------------------------------------------------------------------------------------------------------
Affiliated Computer                              14,330       4%       $  395,640           5%          $27.61      03/31/2010
-------------------------------------------------------------------------------------------------------------------------------
Services                      --/--/--
-------------------------------------------------------------------------------------------------------------------------------
Burchman, Terrio              --/--/--           12,549       3%       $  293,450           3%          $23.38      12/31/2012
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          107,497      27%       $2,477,118          28%          $23.04
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Other Tenants                    NAP            223,459      56%       $6,272,912          72%          $28.07        Various
-------------------------------------------------------------------------------------------------------------------------------
Vacant Space                     NAP             66,529      17%       $        0           0%          $ 0.00          NAP
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          397,485     100%       $8,750,030         100%          $26.44(3)
-------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   The HQ Global Workplaces tenant has three separate leases that all expire on the same date. The information above represents a total of all three leases.

(3)   Total/Weighted Average Annualized Base Rent ($ Per NRSF) excludes vacant space.

      ESCROWS AND RESERVES. Upfront reserves were deposited at the closing for tenant improvements/leasing commissions, insurance premiums, capital expenditures, and debt service payments. Additionally, the 80 Broad Street
Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums. The amounts shown are the current monthly collections. In the event that the reserve for tenant improvements/leasing commissions falls below
$1,000,000, the 80 Broad Street Borrower is required to escrow additional funds in the amount of $166,000 (or such lesser amount as is necessary to increase the reserve funds to the $1,000,000 threshold) on a monthly basis for the deficient amount. On January 1, 2010, the minimum TI/LC balance will increase to
$3,500,000. In addition, the 80 Broad Street Borrower must deposit with the lender any lease termination payments, to be released for tenant improvements, leasing commissions and rent shortfalls.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 80 Broad Street Loan. The lockbox will remain in place until the 80 Broad
Street Loan has been paid in full.

      PROPERTY MANAGEMENT. The 80 Broad Street Property is managed by Swig
Equities, LLC, which is an affiliate of the 80 Broad Street Borrower. The management agreement is subordinate to the 80 Broad Street Loan.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-53

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The immediate parent company of the 80 Broad Street Borrower, 80 Broad Street Mezz, LLC, has obtained mezzanine financing in the amount of $12,500,000. An intercreditor agreement is in effect between the lender and the mezzanine loan lender.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the 80 Broad Street Loan and the
80 Broad Street Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-54

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-55

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 15 -- WEBERSTOWN MALL
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-56

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 15 -- WEBERSTOWN MALL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-57

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 15 -- WEBERSTOWN MALL
--------------------------------------------------------------------------------

                              [FLOOR PLAN OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-58

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 15 -- WEBERSTOWN MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                  $60,000,000

CUT-OFF DATE BALANCE:              $60,000,000

LOAN PURPOSE:                      Refinance

SHADOW RATING (FITCH/S&P):         BBB-/BBB-

FIRST PAYMENT DATE:                July 8, 2006

INTEREST RATE:                     5.901%

AMORTIZATION:                      Interest only

ARD:                               NAP

HYPERAMORTIZATION:                 NAP

MATURITY DATE:                     June 8, 2016

EXPECTED MATURITY BALANCE:         $60,000,000

SPONSOR:                           Glimcher Realty Trust

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Locked out until the earlier of May 25, 2009
                                   or 2 years after the REMIC "start-up" day,
                                   with U.S. Treasury defeasance thereafter.
                                   Prepayable without penalty from and after
                                   March 8, 2016.

LOAN PER SF:                       $99.12

UP-FRONT RESERVES:                 None

ONGOING RESERVES:                  RE Tax:                Springing

                                   Insurance:             Springing

                                   TI/LC:                 Springing

LOCKBOX:                           Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          Stockton, California

YEAR BUILT/RENOVATED:              1965 / 1992, 1997

PERCENT LEASED(1):                 98.5%

SQUARE FOOTAGE:                    605,346

THE COLLATERAL:                    Regional shopping mall

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               Glimcher Properties Limited Partnership

3RD MOST RECENT NET OP. INCOME:    $5,119,426

2ND MOST RECENT NET OP. INCOME:    $6,002,666

MOST RECENT NET OP. INCOME:        $6,308,114

U/W NET OP. INCOME:                $8,032,049

U/W NET CASH FLOW:                 $7,763,223

U/W OCCUPANCY:                     98.5%

APPRAISED VALUE:                   $101,600,000

CUT-OFF DATE LTV:                  59.1%

MATURITY DATE LTV:                 59.1%

DSCR:                              2.16x

POST IO DSCR:                      NAP

--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated May 1, 2006.

THE WEBERSTOWN MALL LOAN

      THE LOAN. The seventh largest loan (the "Weberstown Mall Loan") as evidenced by the Promissory Note (the "Weberstown Mall Note") is secured by a first priority fee Deed of Trust, Security Agreement and Fixture Filing (the
"Weberstown Mall Mortgage") encumbering the 605,346 square foot regional shopping center known as Weberstown Mall, located in Stockton, California (the
"Weberstown Mall Property"). The Weberstown Mall Loan was originated on May 25,
2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is WTM Glimcher, LLC, a Delaware limited liability company (the "Weberstown Mall Borrower") that owns no material asset other than the Weberstown Mall Property and related interests. The Weberstown
Mall Borrower is a subsidiary of Glimcher Realty Trust, the sponsor of the
Weberstown Mall Loan. Glimcher Realty Trust is a retail real estate investment trust that owns, acquires, develops and manages regional and super-regional malls and community shopping centers throughout the United States. Based in
Columbus, Ohio, Glimcher Realty Trust is publicly traded on the New York Stock
Exchange under the symbol "GRT."

      THE PROPERTY. The Weberstown Mall Property is located in Stockton,
California at 4950 Pacific Avenue. The Weberstown Mall Property is located at the busiest intersection in Stockton, a town 90 miles from downtown San
Francisco in California's Central Valley. It was originally constructed in 1965 and was renovated in both 1992 and 1997. Consisting of an 859,323 square foot, one-story enclosed mall, the Weberstown Mall Property is situated on approximately 59 acres and includes 4,144 parking spaces. The Weberstown Mall
Property is anchored by Dillard's, JC Penney and Sears. The Dillard's store is owned by Dillard's and is not part of the collateral for the Weberstown Mall
Loan. Comparable in-line sales were $401 per square foot in 2005, up from $375 per square foot in 2004. Occupancy costs were 9.5% during 2005.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-59

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                                                                                    % OF          CUMULATIVE % OF
                                 AVERAGE                                        UNDERWRITTEN       UNDERWRITTEN
                  # OF        UNDERWRITTEN       % OF TOTAL                      TOTAL BASE            TOTAL
                 LEASES       BASE RENT PER      SQUARE FEET   CUMULATIVE %    RENTAL REVENUES      BASE RENTAL
    YEAR         ROLLING       SF ROLLING          ROLLING     OF SF ROLLING       ROLLING       REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------

   Vacant           2            $ 0.00               1%             1%               0%                 0%
------------------------------------------------------------------------------------------------------------------
     MTM            0            $ 0.00               0%             1%               0%                 0%
------------------------------------------------------------------------------------------------------------------
    2006            6            $37.29               1%             3%               6%                 6%
------------------------------------------------------------------------------------------------------------------
    2007            6            $33.21               2%             5%               8%                14%
------------------------------------------------------------------------------------------------------------------
    2008            9            $21.75               5%            10%              13%                27%
------------------------------------------------------------------------------------------------------------------
    2009            8            $ 3.63              37%            47%              15%                42%
------------------------------------------------------------------------------------------------------------------
    2010            7            $31.53               3%            50%              10%                52%
------------------------------------------------------------------------------------------------------------------
    2011           12            $24.21               6%            56%              17%                69%
------------------------------------------------------------------------------------------------------------------
    2012            4            $48.44               1%            58%               7%                76%
------------------------------------------------------------------------------------------------------------------
    2013            5            $ 1.45              35%            92%               6%                82%
------------------------------------------------------------------------------------------------------------------
    2014            3            $ 8.61               3%            95%               3%                85%
------------------------------------------------------------------------------------------------------------------
    2015            4            $26.09               2%            97%               6%                91%
------------------------------------------------------------------------------------------------------------------
2016 & Beyond       6            $28.84               3%           100%               9%               100%
------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the Weberstown Mall Property:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL     ANNUALIZED
                            CREDIT RATING                              ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                               (FITCH/         TENANT                 UNDERWRITTEN    UNDERWRITTEN     BASE RENT       LEASE
      TENANT NAME          MOODY'S/S&P)(1)      NRSF      % OF NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION(2)
---------------------------------------------------------------------------------------------------------------------------------

Barnes & Noble                 --/--/--         29,493        5%       $  449,768           8%         $ 15.25        01/31/2009
---------------------------------------------------------------------------------------------------------------------------------
Old Navy                    BBB-/Baa3/BBB-      18,647        3%       $  280,000           5%         $ 15.02        01/31/2011
---------------------------------------------------------------------------------------------------------------------------------
Gap/Gap Kids                BBB-/Baa3/BBB-      12,733        2%       $  222,828           4%         $ 17.50        01/31/2008
---------------------------------------------------------------------------------------------------------------------------------
Zale's Jewelers                --/--/--          1,590        0%       $  159,000           3%         $100.00        12/31/2012
---------------------------------------------------------------------------------------------------------------------------------
California Pizza Kitchen       --/--/--          5,000        1%       $  138,000           3%         $ 27.60        09/30/2018
---------------------------------------------------------------------------------------------------------------------------------
Finish Line                    --/--/--          6,097        1%       $  121,940           2%         $ 20.00        02/28/2010
---------------------------------------------------------------------------------------------------------------------------------
American Eagle                 --/--/--          5,534        1%       $  110,680           2%         $ 20.00        01/31/2013
Outfitters
---------------------------------------------------------------------------------------------------------------------------------
Footaction USA                 --/--/--          4,075        1%       $  110,025           2%         $ 27.00        08/31/2007
---------------------------------------------------------------------------------------------------------------------------------
Victoria's Secret              --/--/--          5,138        1%       $  102,760           2%         $ 20.00        08/31/2010
---------------------------------------------------------------------------------------------------------------------------------
Lenscrafters                   --/--/--          6,760        1%       $   87,880           2%         $ 13.00        01/31/2009
---------------------------------------------------------------------------------------------------------------------------------
JC Penney                      --/--/--        180,000       30%       $   36,000           1%         $  0.20        03/31/2009
---------------------------------------------------------------------------------------------------------------------------------
Sears                          --/--/--        196,000       32%               $0           0%         $  0.00        01/31/2013
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         471,067       78%       $1,818,881          34%         $  3.86
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Other Tenants                     NAP          125,389       21%       $3,546,038          66%         $ 28.28         Various
---------------------------------------------------------------------------------------------------------------------------------
Vacant Space                      NAP            8,890        1%       $        0           0%         $  0.00           NAP
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         605,346      100%       $5,364,919         100%         $  8.99(2)
---------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Total/Weighted Average Annualized Base Rent ($ Per NRSF) excludes vacant space.

      ESCROWS AND RESERVES. Upon the occurrence of a Trigger Event and upon the continuance of a trigger period, (a) the Weberstown Mall Borrower is required to deposit (a) all accrued insurance and real estate taxes for the insurance period and tax year into a reserve account and to deposit into this reserve account
1/12 of the total annual amount monthly; and (b) $15,000 monthly into a tenant improvement and leasing commission reserve. In addition, the Weberstown Mall
Borrower must deposit with the lender any lease termination payments, to be released for tenant improvements, leasing commissions and rent shortfalls. A
Trigger Event is defined as an event of default under the Weberstown Mall Loan or the DSCR (assuming a 9% loan constant) falling below 1.20x. The trigger period shall expire when the event of default is cured and the DSCR exceeds this threshold for six consecutive months.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Weberstown Mall Loan. The lockbox will remain in place until the Weberstown
Mall Loan is paid in full.

      PROPERTY MANAGEMENT. The Weberstown Mall Property is managed by Glimcher
Properties Limited Partnership, an affiliate of the Borrower. The management agreement is subordinate to the Weberstown Mall Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-60

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. The Weberstown Mall Borrower may obtain a release of a designated, unimproved expansion outparcel, without any required prepayment of the Weberstown Mall Loan, provided the Weberstown Mall Borrower satisfies certain conditions contained in the loan documents. Under certain circumstances, the Weberstown Mall Borrower may provide a substitute parcel as additional collateral, if necessary in order to satisfy the Weberstown Mall Loan release requirements.

      Certain additional information regarding the Weberstown Mall Loan and the
Weberstown Mall Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-61

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 16 -- GATEWAY SHOPPING CENTER
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-62

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 16 -- GATEWAY SHOPPING CENTER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-63

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 16 -- GATEWAY SHOPPING CENTER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-64

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 16 -- GATEWAY SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                  $60,000,000

CUT-OFF DATE BALANCE:              $60,000,000

LOAN PURPOSE:                      Acquisition

SHADOW RATING (FITCH/S&P):         NAP

FIRST PAYMENT DATE:                August 3, 2006

INTEREST RATE:                     6.260%

AMORTIZATION:                      Interest only

ARD:                               July 1, 2016

HYPERAMORTIZATION:                 After the ARD, the loan interest rate steps
                                   up to the greater of (i) 8.260% or (ii) the
                                   10 year on the run U.S. Treasury Issue
                                   rounded to the nearest basis point plus 2.0%.

MATURITY DATE:                     July 1, 2036

EXPECTED ARD BALANCE:              $60,000,000

SPONSOR:                           Allan R. Adelson, Peter Karmanos, Jr., Marcus
                                   Ernst, Jeffrey Surnow

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Locked out until the earlier of June 27, 2010
                                   or 2 years after the REMIC "start-up" day,
                                   with U.S. Treasury defeasance thereafter.
                                   Prepayable without penalty from and after
                                   June 3, 2016.

LOAN PER SF:                       $232.70

UP-FRONT RESERVES:                 None

ONGOING RESERVES:                  RE Tax:            Springing

                                   Insurance:         Springing

                                   Other(1):          Springing

LOCKBOX:                           Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          West Bloomfield, MI

YEAR BUILT/RENOVATED:              1999-2001 / NAP

PERCENT LEASED(2):                 92.2%

SQUARE FOOTAGE:                    257,844

THE COLLATERAL:                    Multi-tenant anchored retail center

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               Commercial Financial Management

3RD MOST RECENT NET OP. INCOME:    $4,219,614

2ND MOST RECENT NET OP. INCOME:    $4,354,167

MOST RECENT NET OP. INCOME:        $3,848,805

U/W NET OP. INCOME:                $4,702,007

U/W NET CASH FLOW:                 $4,585,079

U/W OCCUPANCY:                     97.5%

APPRAISED VALUE:                   $75,750,000

CUT-OFF DATE LTV:                  79.2%

MATURITY DATE LTV:                 79.2%

DSCR:                              1.20x

POST IO DSCR:                      NAP

--------------------------------------------------------------------------------

(1)   See `Escrows and Reserves' section below.

(2)   Percent Leased is based on the rent roll dated June 23, 2006.

THE GATEWAY SHOPPING CENTER LOAN

      THE LOAN. The eighth largest loan ("The Gateway Center Loan") as evidenced by the Secured Promissory Note ( "The Gateway Center Note") is secured by a first priority fee Mortgage and an Assignment of Leases and Rents ("The Gateway
Center Mortgage") encumbering the 257,844 square foot anchored retail building known as The Gateway Center, located in West Bloomfield, Michigan ("The Gateway
Center Property"). The Gateway Center Loan was originated on June 27th, 2006 by or on behalf of Principal Commercial Funding II, LLC.

      THE BORROWER. The borrower is Gateway Center, LLC, a double SPE ("The
Gateway Center Borrower"). The Gateway Center Borrower is owned 99% by
14/Orchard Partners, LLC and 1% by 14/Orchard Partners, Inc. Both of these entities are comprised of identical ownership interests which include: Markus
Ernst (30%), Jeffrey Surnow (17.5%), Allan Adelson (17.5%), Peter Karmanos
(25%), Cindy Shaffran (5%) and Michael Surnow (5%). The liability carve-outs are guaranteed by Allan Adelson.

      THE PROPERTY. The Gateway Center Property is an anchored retail center built from 1999-2001, with Kohl's, Whole Foods and Walgreens as the primary anchors of the property. The Gateway Center Property consists of 33.97 acres of land, as well as 272,880 square feet of improvements (this includes 101,536 square feet that is on ground leases). Parking is provided for 1,571 vehicles
(5.76/1,000

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-65

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

square feet). The subject is located at 7130-7440 Orchard Lake Road, on the northwest corner of Orchard Lake Road and 14 Mile Road, in West Bloomfield,
Michigan. West Bloomfield is located in south central Oakland County, approximately 23 miles northwest of downtown Detroit. Demographic reports for
2006 estimate within a 3 and 5-mile radius of West Bloomfield a population of
63,941 and 159,850, with median household incomes of $94,559 and $85,142 respectively. Access to the property is via five curb cuts, two from 14 Mile
Road and three from Orchard Lake Road.

-------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                  # OF        AVERAGE BASE                      CUMULATIVE     % OF TOTAL BASE    CUMULATIVE % OF
                 LEASES       RENT PER SF        % OF TOTAL      % OF SF       RENTAL REVENUES   TOTAL BASE RENTAL
    YEAR         ROLLING        ROLLING          SF ROLLING      ROLLING           ROLLING       REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------------

   Vacant           1            $ 0.00               8%             8%               0%                 0%
-------------------------------------------------------------------------------------------------------------------
     MTM            0            $ 0.00               0%             8%               0%                 0%
-------------------------------------------------------------------------------------------------------------------
    2006            0            $ 0.00               0%             8%               0%                 0%
-------------------------------------------------------------------------------------------------------------------
    2007            1            $30.52               3%            11%               5%                 5%
-------------------------------------------------------------------------------------------------------------------
    2008            1            $33.95               1%            12%               3%                 8%
-------------------------------------------------------------------------------------------------------------------
    2009            0            $ 0.00               0%            12%               0%                 8%
-------------------------------------------------------------------------------------------------------------------
    2010            1            $33.00               1%            13%               1%                10%
-------------------------------------------------------------------------------------------------------------------
    2011            2            $33.52               2%            15%               4%                14%
-------------------------------------------------------------------------------------------------------------------
    2012            1            $21.45              10%            25%              14%                28%
-------------------------------------------------------------------------------------------------------------------
    2013            0            $ 0.00               0%            25%               0%                28%
-------------------------------------------------------------------------------------------------------------------
    2014            0            $ 0.00               0%            25%               0%                28%
-------------------------------------------------------------------------------------------------------------------
    2015            1            $18.50              15%            40%              17%                44%
-------------------------------------------------------------------------------------------------------------------
2016 & Beyond       4            $14.91              60%           100%              56%               100%
-------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the Gateway Shopping Center Property:

--------------------------------------------------------------------------------------------------------------------------------
                            CREDIT RATING                                             % OF TOTAL      ANNUALIZED
                               (FITCH/         TENANT                  ANNUALIZED     ANNUALIZED      BASE RENT        LEASE
     TENANT NAME           MOODY'S/S&P)(1)      NRSF      % OF NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)    EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

Kohl's                        A/A3/BBB+        86,500        34%        $  903,925        22%          $ 10.45      01/31/2026
--------------------------------------------------------------------------------------------------------------------------------
Linens 'N Things               B-/B3/B         37,391        15%        $  691,734        17%          $ 18.50      01/31/2015
--------------------------------------------------------------------------------------------------------------------------------
Whole Foods Market          --/Baa3/ BBB-      35,292        14%        $  582,318        14%          $ 16.50      12/31/2019
--------------------------------------------------------------------------------------------------------------------------------
DSW Shoe Warehouse            --/--/--         26,797        10%        $  574,800        14%          $ 21.45      01/31/2012
--------------------------------------------------------------------------------------------------------------------------------
Walgreens                     --/Aa3/A+        15,053         6%        $  453,600        11%          $ 30.13      12/31/2059
--------------------------------------------------------------------------------------------------------------------------------
PetsMart                      --/Ba2/BB        18,929         7%        $  383,316         9%          $ 20.25      04/30/2016
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        219,962        85%        $3,589,693        86%          $ 16.32
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Other Tenants                    NAP           17,668         7%        $  571,983        14%          $ 32.37        Various
--------------------------------------------------------------------------------------------------------------------------------
Vacant Space                     NAP           20,214         8%        $        0         0%          $  0.00          NAP
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        257,844       100%        $4,161,676       100%          $ 17.51(2)
--------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease

(2)   Total/Weighted Average Annualized Base Rent ($ Per NRSF) excludes vacant space.

      ESCROWS AND RESERVES. In the event the DSCR falls below 1.15x, the Gateway
Shopping Center Borrower shall pay a monthly amount equal to the aggregate net rentable area of the premises times $1.00. Upon the occurrence of an event of default, the Gateway Shopping Center Borrower is required to deposit monthly
1/12 of the estimated annual taxes and insurance premium costs. The Gateway
Shopping Center Borrower has assigned to the Lender an escrow between the
Gateway Shopping Center Borrower and the seller of the property. The seller has deposited $1,700,000 with the title company that is being held until Staples is paying rent and in occupancy. Monthly disbursements will be made to Gateway
Shopping Center Borrower in the amount of $33,980 (Staples monthly rent) plus taxes, insurance and CAM charges attributable to the Staples space every month
(total of $36,123.85) until Staples, or a replacement tenant, is paying rent and in occupancy. Leasing expenses (including, without limitation, all tenant improvement costs and leasing commissions payable to unrelated third parties) in order for Staples to take occupancy and begin paying rent will also be drawn from this escrow. Staples has not yet executed a lease, but does have a signed
LOI. The seller has deposited $1,135,000 with the title company that is being held until PetsMart is paying rent and in occupancy. Monthly disbursements will be made to Gateway Shopping Center Borrower in the amount of $31,942.69 (monthly rent of PetsMart) plus taxes, insurance and CAM charges attributable to the
PetsMart space every month (total of $34,126.02) until PetsMart, or a replacement tenant, is paying rent and in occupancy. Tenant Improvements not to exceed $851,805 ($45/square foot) will also be drawn from this escrow.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-66

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Gateway Shopping Center. The lockbox will remain in place until the Gateway
Shopping Center Loan is paid in full.

      PROPERTY MANAGEMENT. The Gateway Center Property is managed by Commercial
Financial Management (CFM) which is an affiliate of The Gateway Center Borrower.
The management agreement is subordinate to The Gateway Center Loan. CFM is owned by Allan Adelson. CFM manages 16 properties totaling over 1,741,000 square feet and specializes in office buildings and retail centers.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Future mezzanine financing is permitted subject to various conditions including: (i) the amount will not result in an aggregate LTV greater than 85% and DSCR less than 1.15x, (ii) the lender must approve the mezzanine lender and financing documents and the lender shall enter into an intercreditor agreement with mezzanine lender and (iii) the ability to obtain mezzanine debt is personal to the current Gateway Shopping
Center Borrower and any successor or assign of the Gateway Shopping Center
Borrower under the loan.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS.  Not allowed.

      Certain additional information regarding the Gateway Shopping Center Loan and the Gateway Shopping Center Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-67

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 17 -- 633 INDIANA AVENUE NW
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-68

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 17 -- 633 INDIANA AVENUE NW
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-69

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 17 -- 633 INDIANA AVENUE NW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                  $53,000,000

CUT-OFF DATE BALANCE:              $53,000,000

LOAN PURPOSE:                      Refinance

SHADOW RATING (FITCH/S&P):         NAP

FIRST PAYMENT DATE:                July 1, 2006

INTEREST RATE:                     6.000%

AMORTIZATION:                      Interest only

ARD:                               NAP

HYPERAMORTIZATION:                 NAP

MATURITY DATE:                     June 1, 2016

EXPECTED MATURITY BALANCE:         $53,000,000

SPONSORS:                          Charles A. Gravely & Shelton Zuckerman

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Locked out until the earlier of June 1, 2011
                                   or 2 years after the REMIC "start-up" day,
                                   with U.S. Treasury defeasance, or the greater
                                   of yield maintenance or 1%. Prepayable
                                   without penalty on June 1, 2016.

LOAN PER SF:                       $368.75

UP-FRONT RESERVES:                 Other(1):          $2,800,000

ONGOING RESERVES:                  RE Tax:            Springing

                                   Insurance:         Springing

                                   Cap Ex:            Springing

                                   TI/LC:             Springing

                                   Other(1):          Springing

LOCKBOX:                           Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

PROPERTY SUB-TYPE:                 Urban

LOCATION:                          Washington D.C.

YEAR BUILT/RENOVATED:              1963 / 1999

PERCENT LEASED(2):                 100.0%

SQUARE FOOTAGE:                    143,730

THE COLLATERAL:                    12-story office building

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               Zuckerman Gravely Management, Inc.

3RD MOST RECENT NET OP. INCOME:    $4,271,157

2ND MOST RECENT NET OP. INCOME:    $4,324,541

MOST RECENT NET OP. INCOME:        $4,397,202

U/W NET OP. INCOME:                $4,326,666

U/W NET CASH FLOW:                 $4,034,894

U/W OCCUPANCY:                     100.0%

APPRAISED VALUE:                   $71,500,000

CUT-OFF DATE LTV:                  74.1%

MATURITY DATE LTV:                 74.1%

DSCR:                              1.25x

POST IO DSCR:                      NAP

--------------------------------------------------------------------------------

(1)   CSOSA Reserve Funds. See "Escrows and Reserves" below.

(2)   Percent Leased is based on the rent roll dated May 26, 2006.

THE 633 INDIANA NW LOAN

      THE LOAN. The ninth largest loan (the "633 Indiana Loan") as evidenced by the Promissory Note (the "633 Indiana Note") is secured by a first priority fee
Deed of Trust and Security Agreement (the "633 Indiana Mortgage") encumbering the 143,730 square foot urban office building known as 633 Indiana Avenue, NW, located in Washington, District of Columbia (the "633 Indiana Property"). The
633 Indiana Loan was originated on June 1, 2006 by or on behalf of Morgan
Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is Indiana Associates, a District of Columbia limited partnership (the "633 Indiana Borrower") that owns no material asset other than the 633 Indiana Property and related interests. The 633 Indiana
Borrower is controlled by Charles A. Gravely (43.48%) and Shelton Zuckerman
(56.52%), the sponsors of the 633 Indiana Loan. Gravely and Zuckerman own
Zuckerman Gravely Development, Inc., a full service real estate company with experience in property management, development, leasing, finance and construction. The 633 Indiana Borrower is related to the borrower for the 601
Indiana Avenue NW property, which is also in this mortgage pool.

      THE PROPERTY. The 633 Indiana Property is located in Washington, District of Columbia, at 633 Indiana Avenue, NW. The 633 Indiana Property was originally constructed in 1963 and renovated in 1999. It consists of a 143,730 square foot,
12-story office building. The 633 Indiana Property is situated on approximately
0.33 acres and includes 42 parking spaces. The building is located approximately

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-70

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

1/10th of one mile from the D.C. and U.S. Courthouses. It has views of the
National Archives Building and the Washington Monument and has been occupied since 1998 by the United States of America, Court Services and Offender
Supervisory Agency ("CSOSA"). CSOSA occupies 100% of the property under three
GSA leases, all expiring on February 7, 2009.

      ESCROWS AND RESERVES. Upon the occurrence and continuance of an Event of
Default, the 633 Indiana Borrower is required to deposit (a) all accrued insurance and real estate taxes for the insurance period and tax year into a reserve account and to deposit into this reserve account 1/12 of the total annual amount monthly, (b) $11,977.50 monthly into a TI/LC reserve, and (c)
$1,796.63 monthly into a Capital Expenditure reserve. Additionally, at the loan closing the 633 Indiana Borrower deposited with the lender $2,800,000 for debt service and retenanting costs associated with the expiration of the CSOSA lease in February, 2009. This amount will be released at such time as CSOSA enters into a new lease for a term of at least ten years or an acceptable replacement tenant is in place, in either case provided that the DSCR is at least 1.30x on an interest-only basis. Additional deposits will be required in the event that a renewal lease has not been executed on or before February 1, 2008, up to a cap of $3,000,000. In addition, the 633 Indiana Borrower must deposit with the lender any lease termination payments, to be released for tenant improvements, leasing commissions and rent shortfalls.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 633 Indiana Loan. The lockbox will remain in place until the 633 Indiana
Loan has been paid in full.

      PROPERTY MANAGEMENT. The 633 Indiana Property is managed by Zuckerman
Gravely Management, Inc., which is an affiliate of the 633 Indiana Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. If no event of default has occurred and is continuing, the limited partners of the 633 Indiana Borrower are permitted to obtain mezzanine financing, provided the limited partners satisfy certain conditions and requirements, including an acceptable intercreditor agreement and a DSCR of no less than 1.30x if the mezzanine loan has a floating rate of interest or 1.25x otherwise, and a LTV of no greater than 85%, for the aggregate sum of the indebtedness for the 633 Indiana Property and the mezzanine debt.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS).  None.

      RELEASE OF PARCELS.  Not allowed.

      Certain additional information regarding the 633 Indiana Loan and the 633
Indiana Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-71

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 18-23 -- DCT INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-72

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 18-23 -- DCT INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-73

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 18-23 -- DCT INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):               $50,000,000

CUT-OFF DATE BALANCE(1):           $50,000,000

LOAN PURPOSE:                      Acquisition

SHADOW RATING (FITCH/S&P):         AA-/AA-

FIRST PAYMENT DATE:                April 1, 2006

INTEREST RATE:                     6.10732%

AMORTIZATION:                      Interest only

ARD:                               March 1, 2012

HYPERAMORTIZATION:                 After the ARD, the Interest Rate increases to
                                   8.10732% and payments of principal and
                                   interest, based upon a 24 year amortization
                                   schedule, are required.

MATURITY DATE:                     March 1, 2036

EXPECTED BALANCE AT ARD(1):        $50,000,000

SPONSORS:                          Dividend Capital Operating Partnership, LP
                                   and Dividend Capital Trust, Inc.

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Locked out until the earlier of February 21,
                                   2009 or 2 years after the REMIC "start-up"
                                   day, with U.S. Treasury defeasance
                                   thereafter. Prepayable without penalty from
                                   and after December 1, 2011.

LOAN PER SF(1):                    $18.89

UP-FRONT RESERVES:                 RE Tax:            $193,426

ONGOING RESERVES:                  RE Tax:            $96,713/month

                                   Insurance:         Springing

                                   Cap Ex:            Springing

                                   TI/LC:             Springing

LOCKBOX:                           Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Portfolio of 6 assets

PROPERTY TYPE:                     Industrial

PROPERTY SUB-TYPE:                 Warehouse

LOCATION:                          See "-The Property" below

YEAR BUILT/RENOVATED:              See "-The Property" below

PERCENT LEASED(2):                 100.0%

SQUARE FOOTAGE:                    2,647,192

THE COLLATERAL:                    6 Industrial Warehouse/Distribution Centers

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               See "-Property Management" below

3RD MOST RECENT NET OP. INCOME:    NAP

2ND MOST RECENT NET OP. INCOME:    NAP

MOST RECENT NET OP.  INCOME:       NAP

U/W NET OP.  INCOME:               $8,183,271

U/W NET CASH FLOW:                 $7,521,473

U/W OCCUPANCY:                     97.3%

APPRAISED VALUE:                   $123,100,000

CUT-OFF DATE LTV(1):               40.6%

MATURITY DATE LTV(1):              40.6%

DSCR(1):                           2.43x

POST IO DSCR:                      NAP

--------------------------------------------------------------------------------

(1)   The subject $50,000,000 loan represents a 52.4% senior financing interest in an A/B/C loan structure which totals $95,500,000. All LTV, DSCR and
      Loan per SF numbers in this table are based on the $50,000,000 senior financing interest, unless otherwise specified. The LTV and DSCR of the
      $95,500,000 loan is 77.6% and 1.39x, respectively.

(2)   Percent Leased is based on the rent roll dated February 1, 2006.

THE DCT INDUSTRIAL PORTFOLIO LOAN

      THE LOAN. The tenth largest loan (the "DCT Industrial Portfolio Loan") as evidenced by the Promissory Note (the "DCT Industrial Portfolio Note") is
secured by two first priority fee Mortgage and Security Agreements, two first priority fee Deeds of Trust and Security Agreements, a first priority fee Deed to Secure Debt and Security Agreement and a first priority fee Open-End
Mortgage, Security Agreement and Fixture Filing (the "DCT Industrial Portfolio
Mortgages") encumbering a portfolio of six industrial warehouse properties encompassing approximately 2,647,192 square feet and located in Memphis,
Tennessee, McCook, Illinois, Northlake, Texas, McDonough, Georgia, Somerset, New
Jersey and Upper Macungie Township, Pennsylvania (the "DCT Industrial Portfolio
Properties"). In order to be compliant with Shariah law, the DCT Industrial
Portfolio Loan was structured such that each DCT Industrial Portfolio Borrower master leases its DCT Industrial Portfolio Property to DCT Fund I Subsidiary,
L.P. which is owned by Dividend Capital Trust Inc. ("DCTI"), Boubyan Bank and
certain of its customers. The rent under the master lease equals the debt service under the DCT Industrial Portfolio Loan. The DCT Industrial Portfolio
Loan was originated on February 21, 2006 by or on behalf of LaSalle National
Bank Association.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-74

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

      THE BORROWER. The Borrowers are DCT Memphis Trade Center III LP, a
Delaware limited partnership, DCT McCook Industrial LLC, a Delaware limited liability company, DCT Northlake LP, a Delaware limited partnership, DCT 100
Interstate South LLC, a Delaware limited liability company, FR Franklin, LLC, a
Delaware limited liability company and DCT Snowdrift PA LLC, a Delaware limited liability company (the "DCT Industrial Portfolio Borrowers") and each owns no material asset other than their respective DCT Industrial Portfolio Property and related interests.

      The DCT Industrial Portfolio Sponsors are DCTI and Dividend Capital
Operating Partnership, LP ("DCOP"). As of March 31, 2006, DCTI owned, managed or had under development, approximately 280 properties totaling more than 44.8 million square feet of distribution facilities in approximately 23 markets throughout the United States. DCOP is a wholly owned subsidiary of DCTI.
Substantially all current and future business of DCTI is intended to be conducted through DCOP.

      THE PROPERTY. The DCT Industrial Portfolio consists of six industrial warehouse/distribution centers located in six states.

      The 3955 East Holmes Road property ("Holmes Road") is located in Memphis,
Tennessee. Holmes Road consists of approximately 1,004,249 square feet of bulk warehouse distribution space and approximately 34,751 square feet of office space, situated on approximately 48.7 acres. Holmes Road was constructed in 2001 and underwent an approximately 330,000 square foot expansion in early 2006.
Holmes Road is 100% leased to Johnson & Johnson Health Care Systems, Inc.,
("J&J") and Diamond Comic Distributors, Inc. ("Diamond"). J&J leases approximately 770,000 square feet and Diamond leases approximately 269,000 square feet. Diamond was established in 1982 to provide comic book specialty retailers with wholesale, non-returnable comic books and related merchandise.
Holmes Road is owned by The Industrial Development Board of the City of Memphis
and County of Shelby, Tennessee and ground leased as part of a payment in lieu of taxes program, or "PILOT" program. The ground lessor's interest has also been pledged to secure the DCT Industrial Portfolio Loan.

      The 7950 Joliet Road property ("Joliet Road") is located approximately 14 miles Southwest of Chicago, Illinois in McCook, Illinois. Joliet Road was
constructed in 2004 and consists of approximately 278,184 square feet of warehouse distribution space and approximately 25,008 square feet of office space, situated on approximately 15.9 acres. Joliet Road is 100% leased to
Wertheimer Box & Paper Corp. ("Wertheimer") and Mailtech, Ltd. Wertheimer leases approximately 177,677 square feet and Mailtech, Ltd. leases approximately
125,515 square feet. Wertheimer is a manufacturer of corrugated and fiber boxes, package supplies and mailers and display boxes. Mailtech, Ltd. provides a full-range of direct mail services.

      The 13401 Ashmore Lane property ("Ashmore Lane") is located approximately
25 miles north of Fort Worth, Texas in Northlake, Texas. Ashmore Lane,
constructed in 2004, consists of approximately 540,000 square feet of warehouse distribution space, situated on approximately 29.0 acres. Ashmore Lane is 100%
leased to The Clorox Sales Company.

      The 100 Interstate South Drive property ("Interstate Drive") is located approximately 31 miles southeast of Atlanta, Georgia in McDonough, Georgia.
Interstate Drive, constructed in 2001, consists of approximately 572,900 square feet of industrial warehouse space and approximately 4,600 square feet of office space, situated on approximately 27.5 acres. Interstate Drive is 100% leased to
Kuehne & Nagle Inc. and Reusable Container Company, LLC. Kuehne & Nagle Inc.
leases approximately 440,000 square feet and Reusable Container Company, LLC leases approximately 137,500 square feet. Kuehne & Nagel Inc. is a freight logistical provider with a workforce of over 40,000 employees in approximately
750 offices in more than 100 countries. Reusable Container Company is a manufacturer of reusable plastic containers as well as offering loading pallet management services.

      The 160 Pierce Street property ("Pierce Street") is located approximately
40 miles southwest of New York City in Somerset, New Jersey. Pierce Street,
constructed in 2004, consists of approximately 75,000 square feet of industrial warehouse space and approximately 12,500 square feet of office space, situated on approximately 9.2 acres. Pierce Street is 100% leased to Mary Kay, Inc. Mary
Kay, Inc. is a direct seller of skin care and cosmetics in the world and has an independent sales force exceeding 1.6 million consultants in more than 30 markets worldwide.

      The 6461 Snowdrift Road property ("Snowdrift Road") is located approximately 59 miles north of Philadelphia, Pennsylvania in Upper Macungie
Township, Pennsylvania. Snowdrift Road, constructed in 1989 and renovated in
2003, consists of approximately 98,000 square feet of industrial warehouse space and approximately 2,000 square feet of office space, situated on approximately
7.0 acres. Snowdrift Road is 100% leased to Rodale, Inc., a global content company involved in health and wellness. Rodale Inc.'s magazine properties include Prevention, Men's Health, Runner's World, Women's Health, Organic
Gardening, Bicycling and Mountain Bike. Rodale, Inc's magazines are published in
48 countries.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-75

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

------------------------------------------------------------------------------------------------------------------------------------
                                                    ALLOCATED
                                                      LOAN                      OWNERSHIP   YEAR BUILT/
        PROPERTY                 LOCATION           AMOUNT(1)   PROPERTY TYPE    INTEREST    RENOVATED    OCCUPANCY   SQUARE FOOTAGE
------------------------------------------------------------------------------------------------------------------------------------

Holmes Road              Memphis, TN               $30,865,000    Industrial       Fee       2001 / NAP     100.0%     1,039,000
------------------------------------------------------------------------------------------------------------------------------------
Joliet Road              McCook, IL                $18,600,000    Industrial       Fee       2004 / NAP     100.0%       303,192
------------------------------------------------------------------------------------------------------------------------------------
Ashmore Lane             Northlake, TX             $18,600,000    Industrial       Fee       2004 / NAP     100.0%       540,000
------------------------------------------------------------------------------------------------------------------------------------
Interstate South Drive   McDonough, GA             $16,275,000    Industrial       Fee       2001 / NAP     100.0%       577,500
------------------------------------------------------------------------------------------------------------------------------------
Pierce Street            Somerset, NJ              $ 6,897,000    Industrial       Fee       2004 / NAP     100.0%        87,500
------------------------------------------------------------------------------------------------------------------------------------
Snowdrift Road           Upper Macungie Township,  $ 4,263,000    Industrial       Fee      1989 / 2003     100.0%       100,000
                         PA
------------------------------------------------------------------------------------------------------------------------------------

(1)   Allocated Loan Amounts are based on the whole loan amount of $95,500,000.

-------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                  # OF        AVERAGE BASE       % OF TOTAL                    % OF TOTAL BASE    CUMULATIVE % OF
                 LEASES        RENT PER SF       SQUARE FEET   CUMULATIVE %    RENTAL REVENUES   TOTAL BASE RENTAL
    YEAR         ROLLING         ROLLING           ROLLING     OF SF ROLLING       ROLLING       REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------------

   Vacant           0             $0.00               0%             0%               0%                 0%
-------------------------------------------------------------------------------------------------------------------
     MTM            0             $0.00               0%             0%               0%                 0%
-------------------------------------------------------------------------------------------------------------------
    2006            0             $0.00               0%             0%               0%                 0%
-------------------------------------------------------------------------------------------------------------------
    2007            1             $2.37              17%            17%              12%                12%
-------------------------------------------------------------------------------------------------------------------
    2008            2             $3.12              14%            31%              14%                26%
-------------------------------------------------------------------------------------------------------------------
    2009            0             $0.00               0%            31%               0%                26%
-------------------------------------------------------------------------------------------------------------------
    2010            1             $2.99               5%            36%               5%                31%
-------------------------------------------------------------------------------------------------------------------
    2011            0             $0.00               0%            36%               0%                31%
-------------------------------------------------------------------------------------------------------------------
    2012            0             $0.00               0%            36%               0%                31%
-------------------------------------------------------------------------------------------------------------------
    2013            2             $4.91              11%            47%              18%                48%
-------------------------------------------------------------------------------------------------------------------
    2014            1             $7.20               3%            51%               7%                56%
-------------------------------------------------------------------------------------------------------------------
    2015            1             $3.03              20%            71%              19%                75%
-------------------------------------------------------------------------------------------------------------------
2016 & Beyond       1             $2.75              29%           100%              25%               100%
-------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants for the DCT Industrial Portfolio:

---------------------------------------------------------------------------------------------------------------------------------

                               CREDIT                                  ANNUALIZED     % OF TOTAL      ANNUALIZED
                               RATING                                 UNDERWRITTEN    ANNUALIZED     UNDERWRITTEN
                               (FITCH/         TENANT       % OF        BASE RENT     UNDERWRITTEN     BASE RENT       LEASE
      TENANT NAME          MOODY'S/S&P)(1)      NRSF        NRSF          ($)          BASE RENT     ($ PER NRSF)   EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

Johnson & Johnson Health
  Care Services, Inc.        AAA/Aaa/AAA        770,000      29%       $2,256,100          26%          $2.93       05/31/2016
---------------------------------------------------------------------------------------------------------------------------------
The Clorox Sales Company      A-/A3/A-          540,000      20%       $1,638,618          19%          $3.03       02/28/2015(2)
---------------------------------------------------------------------------------------------------------------------------------
Kuehne & Nagle Inc.           --/--/--          440,000      17%       $1,027,125          12%          $2.33       12/31/2007
---------------------------------------------------------------------------------------------------------------------------------
Diamond Comic
  Distributors, Inc.          --/--/--          269,000      10%       $  739,750           9%          $2.75       07/31/2008
---------------------------------------------------------------------------------------------------------------------------------
Wertheimer Box & Paper
  Corp.                       --/--/--          177,677       7%       $  805,762           9%          $4.53       03/31/2013
---------------------------------------------------------------------------------------------------------------------------------
Reusable Container
  Company, LLC                --/B3/BB-         137,500       5%       $  410,802           5%          $2.99       11/30/2010
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        2,334,177      88%       $6,878,157          80%          $2.95
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Other Tenants                    NAP            313,015      12%       $1,707,906          20%          $5.46         Various
---------------------------------------------------------------------------------------------------------------------------------
Vacant Space                     NAP                  0       0%       $        0           0%          $0.00           NAP
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        2,647,192     100%       $8,586,063         100%          $3.24
---------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   May terminate its lease or reduce its leased premises to 360,000 square feet at anytime after February, 2009 upon at least 12 months prior written notice and in certain cases the payment of certain penalties as set forth in the lease.

      ESCROWS AND RESERVES. The DCT Industrial Portfolio Borrowers are required to escrow 1/12 of annual real estate taxes monthly. Additionally, the DCT
Industrial Portfolio Borrowers are required to make monthly escrow payments for insurance premiums if, among other conditions, (i) an event of default has occurred and is continuing, (ii) if the DCT Industrial Portfolio Properties are
not insured under blanket insurance policies reasonably satisfactory to lender or (iii) the DCT Industrial Portfolio Borrowers do not pay all insurance premiums prior to the due date and furnish lender satisfactory evidence of such payment. The DCT Industrial Portfolio Borrowers are also required to escrow (1)
$22,059.33 for capital expenditures reserves monthly and (2) $33,089.90 for tenant improvements and leasing commissions reserves monthly for so long as, among other conditions, an event of default has occurred and is continuing or the DSCR for the DCT Industrial Portfolio Loan is less than 1.15x.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the DCT Industrial Portfolio Loan. The lockbox will remain in place until the
DCT Industrial Portfolio Loan has been paid in full.

      PROPERTY MANAGEMENT. The Holmes Road, Interstate Drive and Ashmore Lane
Properties are managed by IDI Services Group, LLC; the Snowdrift Road Property
is managed by The Flynn Company; the Joliet Road Property is managed by Colliers
Bennett & Kahnweiler

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This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
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                                      T-76

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

Real Estate Management Services LLC; and the Pierce Street Property is managed by CB Richard Ellis, Inc. The Management Agreements are subordinate to the DCT
Industrial Portfolio Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The DCT Industrial Portfolio
Borrowers may obtain mezzanine financing and the lender may not unreasonably withhold its consent subject to the satisfaction of certain conditions including
(i) proceeds of the mezzanine financing are applied solely to pay the costs of expansion of the Interstate Drive Property or the Pierce Street Property, (ii)
an intercreditor agreement approved by the rating agencies and the lender is entered into by the mezzanine debt lender and the lender acknowledging among other items, the subordination of the mezzanine debt, (iii) the minimum DSCR for the aggregate sum of the indebtedness for the DCT Industrial Portfolio
Properties and the mezzanine debt is not less than 1.20x, (iv) the aggregate sum of the indebtedness for the DCT Industrial Portfolio Properties and the
mezzanine debt does not exceed an amount equal to 85% of the fair market value of the DCT Industrial Portfolio Properties based upon a then current appraisal and (v) the DCT Industrial Portfolio Borrowers obtain a written affirmation from each of the rating agencies that the credit rating of the certificates will not be qualified, downgraded or withdrawn as a result of such mezzanine debt.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The DCT
Industrial Portfolio Properties also secures, on a subordinate basis, a
$27,000,000 B-Note and a $18,500,000 C-Note. See "Servicing of the Mortgage
Loans - Servicing of the Cherry Creek Loan Group, the Ritz-Carlton Loan Group
and the A/B Mortgage Loans - The DCT Industrial Portfolio A/B/C Loan" in the
prospectus supplement.

      RELEASE OF PROPERTIES. The DCT Industrial Portfolio Borrowers may obtain a release of one or more DCT Industrial Portfolio Properties by partial defeasance of the DCT Industrial Portfolio Loan subject to the satisfaction of certain conditions including (i) the ARD shall not have occurred, (ii) no event of default shall have occurred and be continuing, (iii) the DCT Industrial
Portfolio Borrowers must defease an amount equal to 110% of the DCT Industrial
Portfolio Loan amount allocated for the released property(s) and (iv) after giving effect to the release(s), the underwritten DSCR for the remaining properties is not less than the greater of (a) the DSCR on June 1, 2006 for all of the properties or (b) the DSCR for the DCT Industrial Portfolio Properties
immediately prior to the release of the defeased property(s).

      SUBSTITUTION OF PROPERTIES. The DCT Industrial Portfolio Borrowers may
obtain a release of any of the DCT Industrial Portfolio Properties from the DCT
Industrial Portfolio Loan (but no more than two of the current DCT Industrial
Portfolio Properties in any one year) by simultaneously substituting one or more other properties in place of a released property(s), subject to the satisfaction of certain conditions including (i) the ARD shall not have occurred, (ii) no event of default shall have occurred and be continuing, (iii) after substitution, the DSCR for all the DCT Industrial Portfolio Properties
(including the replacement property(s), but excluding the released property(s))
is not less than the greater of (a) the DSCR on June 1, 2006 or (b) the DSCR on the date immediately preceding the substitution for all of the DCT Industrial
Portfolio Properties in the aggregate (including the released property(s) but excluding the replacement property(s)), (iv) the DCT Industrial Portfolio
Borrowers obtain a written affirmation from each of the rating agencies that the credit rating of the certificates will not be qualified, downgraded or withdrawn as a result of such substitution(s) and (v) the underwritten cash flow for the replacement property(s) does not show a downward trend over three consecutive years prior to substitution(s).

      Certain additional information regarding the DCT Industrial Portfolio Loan and the DCT Industrial Portfolio is set forth on Appendix II hereto.

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This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
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                                      T-77

                          $2,385,671,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ9

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This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
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                                      T-78